John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	J.P. Morgan Securities
	Morgan Stanley & Co Inc	RBC Capital Markets LLC
	RBS Securities Inc	SunTrust Robinson Humphrey
Wells Fargo Securities LLC

	Co-Manager(s)	Scotiabank
US Bancorp

(2)	Names of Issuers: DCP Midstream Operating, LP

(3)	Title of Securities: DPM 4.95% 4/01/22

(4)	Date of First Offering: 3/08/12

(5)         Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.535

Comparable Securities

1) Enterprise Products Operating LLC – C#29379VAU7

2) Enbridge Energy Partners - C#29250RAU0

3) Magellan Midstream Partners – C#55907RAA6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 7

(9)	Trade Date: 3/8/12

(10)	Portfolio Assets on Trade Date: $635,490,691.31

(11)	Price Paid per Unit: $99.535

(12)	Total Price Paid by Portfolio:
725,000 bonds @ $99.535 = $721,628.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.535 = $19,907,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.11%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
7 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 3/8/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

Wells Capital Management Date: 3/8/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Citigroup Global Markets Ltd
	Loop Capital Markets LLC	Mitsubishi UFJ Securities USA In
RBS Securities Inc

	Co-Manager(s)	Apto Partners, LLC
	BNP Paribas Securities Corp	CastleOak Securities LP
	Mischler Financial Group	Muriel Siebert & Co Inc
	Scotia Capital Inc	SunTrust Robinson Humphrey
	US Bancorp Investments Inc	Wells Fargo Securities LLC

(2)	Names of Issuers: Southern California Edison

(3)	Title of Securities: EIX 4.05% 3/15/42, C#842400FV0

(4)	Date of First Offering: 3/8/12

(5)         Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $98.818

Comparable Securities

1) Florida Power & Light – C#341081FF9

2) PPL Electric Utilities – C#69351UAN3

3) Alabama Power Co. – C#010392FG8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 126

(9)	Trade Date: 3/8/12

(10)	Portfolio Assets on Trade Date: $635,490,691.31

(11)	Price Paid per Unit: $98.818

(12)	Total Price Paid by Portfolio:
905,000 bonds @ $98.818 = $894,302.90

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $98.818 = $24,704,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.141%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
126 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 3/8/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	BNP Paribas Securities Corp	Citigroup Global Markets Inc
HSBC Securities

	Co-Manager(s)	BNY Mellon Capital Markets LLC
	Credit Suisse Securities USA LLC	Deutsche Bank Securities Inc
	ING Financial Markets	RBC Capital Markets LLC
	RBS Securities Inc	Santander Investment Securities
	Societe Generale	Standard Chartered Bank (US)
	UBS Securities LLC	US Bancorp Investments Inc
Wells Fargo Securities LLC

(2)         Names of Issuers: Hewlett-Packard

(3)         Title of Securities: HPQ 2.6 9/15/17 C#428236BW2

(4)         Date of First Offering: 3/7/12

(5)         Amount of Total Offering: $1,500,000,000

(6)         Unit Price of Offering: $99.985

Comparable Securities

1) Dell Inc. – C#24702RAP6

2) CA Inc. - C#12673PAC9

3) Applied Materials – C#038222AF2

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8) Years of Issuer’s Operations: 73

(9) Trade Date: 3/7/12

(10) Portfolio Assets on Trade Date: $635,209,178.40

(11) Price Paid per Unit: $99.985

(12) Total Price Paid by Portfolio:

1,090,000 bonds @ $99.985 = $1,089,836.50

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

44,500,000 bonds @ $99.985 = $44,493,325.00

(14) % of Portfolio Assets Applied to Purchase

0.172%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

73 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 3/7/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	BNP Paribas Securities Corp	Citigroup Global Markets Inc
HSBC Securities

	Co-Manager(s)	BNY Mellon Capital Markets LLC
	Credit Suisse Securities USA LL	Deutsche Bank Securities Inc
	ING Financial Markets	RBC Capital Markets
	RBS Securities Inc	Santander Investment Securities
	Societe Generale	Standard Chartered Bank (US)
	UBS Securities LLC	US Bancorp Investments Inc
Wells Fargo Securities LLC

(2)         Names of Issuers: Hewlett-Packard

(3)         Title of Securities: HPQ 4.05 09/15/22

(4)         Date of First Offering: 3/07/12

(5)         Amount of Total Offering: $500,000,000

(6)         Unit Price of Offering: $99.771

Comparable Securities

1) Dell Inc. – C#24702RAQ4

2) CA Inc. - C# 12673PAC9

3) Applied Materials – C#038222AF2

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8) Years of Issuer’s Operations: 73

(9) Trade Date: 3/07/12

(10) Portfolio Assets on Trade Date: $635,209,178.40

(11) Price Paid per Unit: $99.771

(12) Total Price Paid by Portfolio:

545,000 bonds @ $99.771 = $543,751.95

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

19,000,000 bonds @ $99.771 = $18,956,490.00

(14) % of Portfolio Assets Applied to Purchase

0.086%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

73 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 3/7/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Citigroup Global Markets Inc
	Credit Suisse	JP Morgan
	Mitsubishi UFJ Securities USA Inc	RBC Capital Markets
	RBS Securities Corp	Wells Fargo Securities LLC

	Co-Manager(s)	DNB Markets
	Mizuho Securities	Natixis
	Scotiabank	SunTrust Robinson Humphrey

(2)         Names of Issuers: Kinder Morgan Energy Partners, L.P.

(3)         Title of Securities: KMP 3.95% 9/01/22, C#494550BL9

(4)         Date of First Offering: 3/7/12

(5)         Amount of Total Offering: $1,000,000,000

(6)         Unit Price of Offering: $99.814

Comparable Securities

1) Enterprise Products Operating LLC – C#29379VAU7

2) Enbridge Energy Partners - C#29250RAU0

3) Magellan Midstream Partners – C#55907RAA6

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8) Years of Issuer’s Operations: 15

(9) Trade Date: 3/7/12

(10) Portfolio Assets on Trade Date: $635,209,178.40

(11) Price Paid per Unit: $99.814

(12) Total Price Paid by Portfolio:

1,085,000 bonds @ $99.814 = $1,082,981.90

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

30,000,000 bonds @ $99.814 = $29,944,200.00

(14) % of Portfolio Assets Applied to Purchase

0.17%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

15 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 3/7/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Barclays Capital	Citigroup Global Markets Inc
Credit Suisse Securities USA LL

	Co-Manager(s)	BNY Mellon Capital Markets LLC
	Deutsche Bank Securities Inc	Goldman Sachs & Co
	JP Morgan Securities	KeyBanc Capital Markets
	Morgan Stanley & Co Inc	RBS Securities Inc
	UBS Securities LLC	US Bancorp Investments Inc
Wells Fargo Securities LLC

(2)	Names of Issuers: United Health Group

(3)	Title of Securities: UNH 2.875 3/15/22, C#91324PBV3

(4)	Date of First Offering: 3/5/12

(5)         Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.31

Comparable Securities

1) Wellpoint – C#94973VAW7

2) Cigna Corp. - C#125509BS7

3) Lab Corp. of America Holdings – C#50540RAJ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 35

(9)	Trade Date: 3/5/12

(10)	Portfolio Assets on Trade Date: $633,976,834.62

(11)	Price Paid per Unit: $99.31

(12)	Total Price Paid by Portfolio:
720,000 bonds @ $99.31 = $715,032

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,500,000 bonds @ $99.31 = $27,310,250.00

(14)	% of Portfolio Assets Applied to Purchase
0.113%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 3/5/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Barclays Capital	Citigroup Global Markets Inc
Credit Suisse Securities USA LL

	Co-Manager(s)	BNY Mellon Capital Markets LLC
	Deutsche Bank Securities Inc	Goldman Sachs & Co
	JP Morgan Securities	KeyBanc Capital Markets
	Morgan Stanley & Co Inc	RBS Securities Inc
	UBS Securities LLC	US Bancorp Investments Inc
Wells Fargo Securities LLC

(2)	Names of Issuers: United Health Group

(3)	Title of Securities: UNH 4.375% 3/15/42, C#91324PBW1

(4)	Date of First Offering: 3/5/12

(5)         Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.833

Comparable Securities

1) Wellpoint – C#94973VAT4

2) Cigna Corp. - C#125509BT5

3) Quest Diagnostic – C#74834LAN0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 35

(9)	Trade Date: 3/5/12

(10)	Portfolio Assets on Trade Date: $633,976,834.62

(11)	Price Paid per Unit: $99.833

(12)	Total Price Paid by Portfolio:
540,000 bonds @ $99.833 = $539,098.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $99.833 = $17,969,940.00

(14)	% of Portfolio Assets Applied to Purchase
0.085%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 3/5/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	DNB Markets	JP Morgan Securities
	Mizuho Securities USA Inc	UBS Securities LLC
Wells Fargo Securities LLC

	Co-Manager(s)	BMO Capital Markets Corp
	Comerica Securities	Fifth Third Securities Inc
	ING Financial Markets	Mitsubishi UFJ Securities USA
	Morgan Keegan & Co	PNC Capital Markets
	Scotiabank	Societe Generale
US Bancorp

(2)	Names of Issuers: Plains All American Pipeline, L.P.

(3)	Title of Securities: PAA 5.15 6/01/42, C#72650RBA9

(4)	Date of First Offering: 3/13/12

(5)         Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.755

Comparable Securities

1) Enbridge Energy Partners – C#29250RAT3

2) Enterprise Products Operating, L.L.C. – C#29379VAW3

3) Kinder Morgan Energy Partners, L.P. – C#494550BK1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 14

(9)	Trade Date: 3/13/12

(10)	Portfolio Assets on Trade Date: $636,886,041.14

(11)	Price Paid per Unit: $99.755

(12)	Total Price Paid by Portfolio:
365,000 bonds @ $99.755 = $364,105.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.755 = $9,975,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.057%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
14 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 3/13/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Barclays Capital
	Deutsche Bank Securities Inc	Wells Fargo & Co

	Senior Co-Lead Manager(s)	BNP Paribas Securities Corp
	Mitsubishi UFJ Securities USA In	Mizuho Securities USA Inc
SMBC Nikko Capital Markets Ltd

	Junior Co-Lead Manager(s)	CastleOak Securities LP
	Drexel Hamilton LLC	Loop Capital Markets LLC

(2)	Names of Issuers: Prudential Covered Trust

(3)	Title of Securities: PRU 2.997 9/30/15 C#74432NAA0

(4)	Date of First Offering: 3/27/12

(5)         Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $100

Comparable Securities

1) Ontario Province – C#683234DP0

2) Toronto-Dominion Bank - C# 89114QAB4

3) Royal Bank of Canada – C#78008K5V1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.225%).

(8)	Years of Issuer’s Operations: 164

(9)	Trade Date: 3/27/12

(10)	Portfolio Assets on Trade Date: $644,874,217.76

(11)	Price Paid per Unit: $100

(12)	Total Price Paid by Portfolio: 1,010,000 bonds @ $100 = $1,010,000

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $100 = $35,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.157%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
164 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 3/27/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Bank of America Merrill Lynch
	J. P. Morgan Securities	Wells Fargo Securities LLC

	Co-Manager(s)	BNY Mellon Capital Markets
	Lloyds Securities	RBC Capital Markets
	Societe Generale	SMBC Nikko
	UBS Investment Bank	The Williams Capital Group, L.P.

(2)	Names of Issuers: Sempra Energy

(3)	Title of Securities: SRE 2.3 4/01/17

(4)	Date of First Offering: 3/20/12

(5)         Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.948

Comparable Securities

1) Atmos Energy Corporation, C#049560AJ4

2) Florida Gas Transmission, C#340711AQ3

3) AGL Capital Corporation, C#001192AF0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)	Years of Issuer’s Operations: 14

(9)	Trade Date: 3/20/12

(10)	Portfolio Assets on Trade Date: $636,555,796.41

(11)	Price Paid per Unit: $99.948

(12)	Total Price Paid by Portfolio:
1,285,000 bonds @ $99.948 = $1,284,331.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
37,500,000 bonds @ $99.948 = $37,480,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.202%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
14 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 3/20/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	CIBC World Markets PLC
	Citigroup Global Markets Inc	Deutsche Bank Securities Inc
	JP Morgan Securities	UBS Securities LLC

	Co-Manager(s)	ANZ Investment Bank
	Bank of Nova Scotia (US)	Bank of New York Mellon Corp/T
	Bank of America Merrill Lynch	BB&T Corp
	BMO Capital Markets Corp	BNP Paribas
	Drexel Hamilton LLC	Lloyds Securities Inc
	Morgan Stanley	nabSecurities LLC
	Ramirez & Co Inc	RBC Capital Markets
	RBS Securities Corp	TD Securities
Wells Fargo & Co

(2)	Names of Issuers: UBS AG London

(3)	Title of Securities: UBS 2.25 3/30/17 C#90349CAA2

(4)	Date of First Offering: 3/27/12

(5)         Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.774

Comparable Securities

1) Ontario Province – C#683234DP0

2) Toronto-Dominion Bank - C# 89114QAB4

3) Royal Bank of Canada – C#78008K5V1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)	Years of Issuer’s Operations: 158

(9)	Trade Date: 3/27/12

(10)	Portfolio Assets on Trade Date: $644,874,217.76

(11)	Price Paid per Unit: $99.774

(12)	Total Price Paid by Portfolio: 1,000,000 bonds @ $99.774 = $997,740.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.774 = $24,943,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.155%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
158 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 3/27/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Bank of America Merrill Lynch
	Goldman Sachs & Co	Wells Fargo Securities LLC

Co-Manager(s)

(2)	Names of Issuers: W. R. Berkley Corporation

(3)	Title of Securities: WRB 4.625 3/15/22, C#084423AS1

(4)	Date of First Offering: 3/13/12

(5)         Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.620

Comparable Securities

1) Prudential Financial, Inc. – C#74432QBT1

2) Aflac, Inc. – C#001055AJ1

3) CNA Financial Corporation – C#126117AR1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 45

(9)	Trade Date: 3/13/12

(10)	Portfolio Assets on Trade Date: $636,886,041.14

(11)	Price Paid per Unit: $99.62

(12)	Total Price Paid by Portfolio:
725,000 bonds @ $99.62 = $722,245.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,000,000 bonds @ $99.62 = $26,897,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.113%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
45 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 3/12/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	HSBC Securities

	Co-Manager(s)	ABN Amro Bank NV
	ANZ Securities, Inc.	Bank of Nova Scotia (US)
	Bank of America Merrill Lynch	BMO Capital Markets Corp
	CIBC World Markets Inc	Citigroup Global Markets Inc
	Comerica Securities	Credit Agricole Securities (USA) Inc.
	Credit Suisse Securities (USA) LLC	Danske Markets, Inc.
	Goldman Sachs & Co	ING Financial Markets LLC
	Lloyds Securities Inc	Morgan Stanley
	nabSecurities LLC	RBC Capital Markets
	RBS Securities Corp	Scotia Capital (USA) Inc.
	SG Americas Securities, LLC	SunTrust Robinson Humphrey
	UBS Securities LLC	UniCredit Bank AG/London
	Wells Fargo Securities LLC	Williams Capital Group LP

(2)	Names of Issuers: HSBC Holdings PLC

(3)	Title of Securities: HSBC 4 3/30/22

(4)	Date of First Offering: 3/27/12

(5)         Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.348

Comparable Securities

1) Rabobank, C#21685WDD6

2) Bank of America, C#06051GEM7

3) Citigroup, #C172967FT3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.40%).

(8)	Years of Issuer’s Operations: 21

(9)	Trade Date: 3/27/12

(10)	Portfolio Assets on Trade Date: $644,874,217.76

(11)	Price Paid per Unit: $99.348

(12)	Total Price Paid by Portfolio: 730,000 bonds @ $99.348 = $725,240.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.348 = $39,739,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.112%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
21 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 3/27/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Citigroup,
	Credit Suisse,	Goldman Sachs
	JP Morgan,	UBS Sec

	Co-Managers:	Jefferies,
	Morgan Stanley,	RBC Capital,
	SunTrust Robinson,	Wells Fargo Securities

(2)	Names of Issuers: BE Aerospace

(3)	Title of Securities: BE Aerospace 5.25%

(4)	Cusip: 055381AS6

(5)	Date of First Offering: 3/8/2012

(6)	Amount of Total Offering: $500,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Esterline Tech	7	8/1/2020	Aerospace/Defense	6.587
Bombardier	7.75	3/15/2020	Aerospace/Defense	6.672
Moog Inc	6.25	1/15/2015	Aerospace/Defense	6.873

(8)	Underwriting Spread or Commission: 1.75%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/8/2012

(11) Portfolio Assets on Trade Date: $617,182,625

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 600,000 @ $100 = $600,000.00

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

3,000,000 @ $100 = $3,000,000.00

(15)	% of Portfolio Assets Applied to Purchase
0.097%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 3/8/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Credit Suisse,
	RBS,	Wells Fargo

(2)	Names of Issuers: Gulfmark Offshore 6.375%

(3)	Title of Securities: GLF 6.375%

(4)	Cusip: 402629AF6

(5)	Date of First Offering: 3/1/2012

(6)	Amount of Total Offering: $300,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
CGG Veritas	7.75	5/15/2017	Oil Field Equipment & Services	4.37
Key Energy Serv	6.75	3/1/2021	Oil Field Equipment & Services	5.911
Precision Drilling	6.5	12/15/2021	Oil Field Equipment & Services	5.424

(8)	Underwriting Spread or Commission: 2%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/1/2012

(11) Portfolio Assets on Trade Date: $612,699,898

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 400,000 bonds @ 100 = $400,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

3,000,000 bonds @ $100 = $3,000,000.00

(15)	% of Portfolio Assets Applied to Purchase

0.065%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 3/1/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Barclays Capital,
	JP Morgan,	Wells Fargo Securities

(2)	Names of Issuers: Hornbeck Offshore 5.875%

(3)	Title of Securities: HOS 5.875%

(4)	Cusip: 440543AJ5

(5)	Date of First Offering: 3/2/2012

(6)	Amount of Total Offering: $375,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
CGG Veritas	7.75	5/15/2017	Oil Field Equipment & Services	4.37
Key Energy Serv	6.75	3/1/2021	Oil Field Equipment & Services	5.911
Precision Drilling	6.5	12/15/2021	Oil Field Equipment & Services	5.424

(8)	Underwriting Spread or Commission 1.6%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/2/2012

(11) Portfolio Assets on Trade Date: $612,699,898

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 500,000 bonds @ $100 = $500,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

4,500,000 bonds @ $100 = $4,500,00

(15)	% of Portfolio Assets Applied to Purchase

0.082%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 3/2/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Citigroup	Morgan Stanley
Wells Fargo Securities

	Co-Manager(s)	Lloyds Securities

(2)	Names of Issuers: Lloyds TSB Bank PLC

(3)	Title of Securities: LLOYDS 4.2 3/28/17, C#539473AQ1

(4)	Date of First Offering: 3/21/12

(5)         Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.848

Comparable Securities

1) BNP Paribas – C#05567LU54

2) Royal Bank of Scotland, C#78010XAG6

3) Abbey National Treasury Services, C#002799AJ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)	Years of Issuer’s Operations: 17

(9)	Trade Date: 3/21/12

(10)	Portfolio Assets on Trade Date: $638,879,188.37

(11)	Price Paid per Unit: $99.848

(12)	Total Price Paid by Portfolio:
1,100,000 bonds @ $99.848 = $1,098,328.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.848 = $34,946,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.172%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 3/21/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Deutsche Bank AG
	JP Morgan Securities Inc	Wells Fargo Brokerage Services LLC

	Co-Manager(s)	Barclays Capital
Santander

(2)	Names of Issuers: Santander Drive Auto Receivables Trust

(3)	Title of Securities: SDART 2012-2 A3 1.22 C#80282VAC6

(4)	Date of First Offering: 3/14/12

(5)         Amount of Total Offering: $131,460,000

(6)	Unit Price of Offering: $99.98588

Comparable Securities

1) Discover Card – C# 254683AQ8

2) Discover Card - C# 254683AR6

3) American Express – C# 02582JFX3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.12%).

(8)	Years of Issuer’s Operations: 155

(9)	Trade Date: 3/14/12

(10) Portfolio Assets on Trade Date: $634,568,877.18

(11)	Price Paid per Unit: $99.98588

(12)	Total Price Paid by Portfolio:
548,000 bonds @ $99.98588 = $547,922.62

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.98588 = $14,997,882.00

(14)	% of Portfolio Assets Applied to Purchase
0.086%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
155 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 3/20/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Citigroup Global Markets Inc
	Goldman Sachs & Co	JP Morgan Securities
	BofA Merrill Lynch	Royal Bank of Scotland
	UBS Investment Bank	Wells Fargo Securities

	Co-Manager(s)	Mizuho Securities
	Societe Generale	Standard Chartered Bank
TD Securities

(2)	Names of Issuers: Apache Corporation

(3)	Title of Securities: APA 4.75 4/43

(4)	Date of First Offering: 4/03/12

(5)         Amount of Total Offering: $1,500,000,000

(6)	Unit Price of Offering: $99.725

Comparable Securities

1) Diamond Offshore Drilling, C#25271CAL6

2) Noble Holding International, C#65504LAK3

3) Devon Energy Corporation, C#25179MAL7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 58

(9)	Trade Date: 4/03/12

(10)	Portfolio Assets on Trade Date: $643,112,084.14

(11)	Price Paid per Unit: $99.725

(12)	Total Price Paid by Portfolio:
755,000 bonds @ $99.725 = $752,923.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.725 = $34,903,750

(14)	% of Portfolio Assets Applied to Purchase
0.117%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
58 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 4/3/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	JP Morgan Securities LLC
	US Bancorp Investments, Inc.	Wells Fargo Securities, LLC

	Co-Manager(s)	Barclays Capital
	Merrill Lynch Pierce Fenner & Smith Inc.	SunTrust Robinson Humphrey, Inc.
	Deutsche Bank Securities, Inc.	Fifth Third Securities, Inc.
	KeyBanc Capital Markets, Inc.	Mitsubishi UFJ Securities USA, Inc.
	Mizuho Securities USA, Inc.	Morgan Keegan & company, Inc.
PNC Capital Markets LLC

(2)	Names of Issuers: Autozone, Inc.

(3)	Title of Securities: AZO 3.7 4/15/22

(4)	Date of First Offering: 4/17/12

(5)         Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.984

Comparable Securities

1) Target Corporation, C#87612EAZ9

2) Lowe’s Companies, Inc., C#548661CT2

3) Wal-Mart Stores, C#931142DD2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 33

(9)	Trade Date: 4/17//12

(10)	Portfolio Assets on Trade Date: $652,196,161.00

(11)	Price Paid per Unit: $99.984

(12)	Total Price Paid by Portfolio: 590,000 bonds @ $99.984 = $589,905.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.984 = $14,997,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.090%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 4/17/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Barclays Capital
	BofA Merrill Lynch	Citigroup Global Markets Inc
	Deutsche Bank Securities Inc	Goldman Sachs & Co
JP Morgan Securities

	Senior Co-Manager(s)	Credit Suisse Securities USA
	UBS Securities LLC	US Bancorp Investments Inc
Wells Fargo Securities LLC

	Junior Co-Manager(s)	BB&T Capital Markets
	BNY Mellon Capital Markets LLC	Lloyds Securities Inc
	PNC Capital Markets	RBS Securities Inc
	SMBC Nikko Capital Markets Ltd	Williams Capital Group LP

(2)	Names of Issuers: The Hartford Financial Services Group, Inc.

(3)	Title of Securities: HIG 5.125 4/15/22

(4)	Date of First Offering: 4/02/12

(5)         Amount of Total Offering: $800,000,000

(6)	Unit Price of Offering: $99.456

Comparable Securities

1) MetLife, Inc., C#59156RAX6

2) Lincoln National Corporation, C#534187BC2

3) W. R. Berkley Corporation, C#084423AS1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 202

(9)	Trade Date: 4/02/12

(10)	Portfolio Assets on Trade Date: $645,788,730.43

(11)	Price Paid per Unit: $99.456

(12)	Total Price Paid by Portfolio: 945,000 bonds @ $99.456 = $939,859.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
42,000,000 bonds @ $99.456 = $41,771,520

(14)	% of Portfolio Assets Applied to Purchase
0.146%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
202 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 4/2/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Barclays Capital
	BofA Merrill Lynch	Citigroup Global Markets Inc
	Deutsche Bank Securities Inc	Goldman Sachs & Co
JP Morgan Securities

	Senior Co-Manager(s)	Credit Suisse Securities USA
	UBS Securities LLC	US Bancorp Investments Inc
Wells Fargo Securities LLC

	Junior Co-Manager(s)	BB&T Capital Markets
	BNY Mellon Capital Markets LLC	Lloyds Securities Inc
	PNC Capital Markets	RBS Securities Inc
	SMBC Nikko Capital Markets Ltd	Williams Capital Group LP

(2)	Names of Issuers: The Hartford Financial Services Group, Inc.

(3)	Title of Securities: HIG 6.625 4/15/42

(4)	Date of First Offering: 4/02/12

(5)         Amount of Total Offering: $425,000,000

(6)	Unit Price of Offering: $99.893

Comparable Securities

1) MetLife, Inc., C#59156RAM0

2) Lincoln National Corporation, C#534187AW9

3) Protective Life Corporation, C#743674AY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 202

(9)	Trade Date: 4/02/12

(10)	Portfolio Assets on Trade Date: $645,788,730.43

(11)	Price Paid per Unit: $99.893

(12)	Total Price Paid by Portfolio: 570,000 bonds @ $99.893 = $569,390.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
21,000,000 bonds @ $99.893 = $20,976,900

(14)	% of Portfolio Assets Applied to Purchase
0.088%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
202 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 4/2/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
JP Morgan Securities Inc.

Co-Manager(s)
	Goldman Sachs & Co	Ladder Capital Securities
Wells Fargo Securities Inc.

(2)	Names of Issuers: JP Morgan Chase Commercial Mortgage Sec Corp

(3)	Title of Securities: JPMCC 2012-C6 A2

(4)	Date of First Offering: 04/18/12

(5)         Amount of Total Offering: $145,182,000

(6)	Unit Price of Offering: $101.5

Comparable Securities

1) Discover Card – C#254683AQ8

2) Discover Card – C#254683AR6

3) American Express – C#02581JFX3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer $50,000.

(8)	Years of Issuer’s Operations: 12

(9)	Trade Date: 4/18/12

(10)	Portfolio Assets on Trade Date: $652,774,846.30

(11)	Price Paid per Unit: $101.5

(12)	Total Price Paid by Portfolio:
763,000 bonds @ $101.5 = $775,613.77

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $101.5 = $20,330,636.11

(14)	% of Portfolio Assets Applied to Purchase
0.119%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
12 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 4/18/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
JP Morgan Securities Inc.

Co-Manager(s)
	Goldman Sachs & Co	Ladder Capital Securities
Wells Fargo Securities Inc.

(2)	Names of Issuers: JP Morgan Chase Commercial Mortgage Sec Corp

(3)	Title of Securities: JPMCC 2012-C6 A3

(4)	Date of First Offering: 04/18/12

(5)      Amount of Total Offering: $491,685,000

(6)	Unit Price of Offering: $102.4995

Comparable Securities

1) Discover Card – C#254683AQ8

2) Discover Card – C#254683AR6

3) American Express – C#02581JFX3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer $50,000.

(8)	Years of Issuer’s Operations: 12

(9)	Trade Date: 4/18/12

(10)	Portfolio Assets on Trade Date: $652,774,846.30

(11)	Price Paid per Unit: $102.4995

(12)	Total Price Paid by Portfolio:
954,000 bonds @ $102.4995 = $980,168.88

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $102.4995 = $25,685,767.36

(14)	% of Portfolio Assets Applied to Purchase
0.150%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
12 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 4/18/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Citigroup	HSBC
	J.P. Morgan	Wells Fargo Securities

	Co-Manager(s)	ANZ Securities
	Banca IMI	Barclays Capital
	BNP Paribas Securities Corp	Danske Markets
	Deutsche Bank Securities Inc	ING Financial Markets
	Mitsubishi UFJ Securities USA I	Mizuho Securities USA Inc
	Moelis & Co	SMBC Nikko Capital Markets Ltd
	US Bancorp Investments Inc	Williams Capital Group LP

(2)	Names of Issuers: Omnicom Group

(3)	Title of Securities: OMC 3.625 5/01/22

(4)	Date of First Offering: 4/18/12

(5)         Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.567

Comparable Securities

1) Google, C#38259PAB8

2) EBay C#278642AC7

3) Time Warner, C#887317AN5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 26

(9)	Trade Date: 4/18//12

(10)   Portfolio Assets on Trade Date: $652,774,846.30

(11)   Price Paid per Unit: $99.567

(12)	Total Price Paid by Portfolio:
1,190,000 bonds @ $99.567 = $1,184,847.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
33,000,000 bonds @ $99.567 = $32,857,110

(14)	% of Portfolio Assets Applied to Purchase
0.182%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
26 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 4/18/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Goldman Sachs & Co
	J.P. Morgan Securities	Loop Capital Markets
Wells Fargo Securities

	Co-Manager(s)	BNY Mellon Capital Markets, LLC
	MFR Securities, Inc.	Mischler Financial Group, Inc.
RBC Capital Markets LLC

(2)	Names of Issuers: Pacific Gas and Electric Company

(3)	Title of Securities: PCG 4.45 4/15/42

(4)	Date of First Offering: 4/11/12

(5)         Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.491

Comparable Securities

1) Southern California Edison, C#842400FQ1

2) Pacificorp, C#695114CN6

3) Westar Energy, C#95709TAH3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 107

(9)	Trade Date: 4/11/12

(10)	Portfolio Assets on Trade Date: $650,866,664.17

(11)	Price Paid per Unit: $99.491

(12)	Total Price Paid by Portfolio:
265,000 bonds @ $99.491 = $263,651.15

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.491 = $6,964,370.00

(14)	% of Portfolio Assets Applied to Purchase
0.041%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
107 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 4/11/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Credit Agricole Securities USA	UBS Securities LLC

	Co-Manager(s)	JP Morgan Securities
	KeyBanc Capital Markets	TD Securities USA LLC
	Wells Fargo Securities LLC	Barclays Capital
	Fifth Third Securities, Inc.	Goldman Sachs & Co.
	Huntington Investment Co.	Morgan Stanley
	PNC Capital Markets LLC	RBC Capital Markets
	RBS	SMBC Nikko

(2)	Names of Issuers: Ventas Realty LP/Capital Corporation

(3)	Title of Securities: VTR 4 4/30/19

(4)	Date of First Offering: 4/12/12

(5)         Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.489

Comparable Securities

1) DDR Corporation, C#251591AY9

2) Weyerhaeuser Co., C#962166BV5

3) SL Green Realty Corporation, C#75625AAC8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 11

(9)	Trade Date: 4/12//12

(10)	Portfolio Assets on Trade Date: $651,097,490.12

(11)	Price Paid per Unit: $99.489

(12)	Total Price Paid by Portfolio:
760,000 bonds @ $99.489 = $756,116.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.489 = $19,897,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.116%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
11 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 4/12/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Credit Agricole,
	Credit Suisse,	JP Morgan,
	RBC Capital,	Wells Fargo

	Sr Co-Managers:	Capital One,
	SG Americas Securities,	UBS Securities,

	Co-Managers:	Comerica, Keybanc,
	Lloyds, Mitsubishi,	Scotia Capital,
US Bancorp

(2)	Names of Issuers: Chaparral Energy 7.625%

(3)	Title of Securities: CHAPAR 7.625%

(4)	Cusip: 15942rac3

(5)	Date of First Offering: 4/18/2012

(6)	Amount of Total Offering: $400,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Plains Exploration	7.625	4/1/2020	Energy – Exploration & Production	5.147
Newfield Exploration	6.875	2/1/2020	Energy – Exploration & production	5.766
Pioneer Natural	7.5	1/15/2020	Energy- Exploration & Production	4.136

(8)	Underwriting Spread or Commission: 2%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 4/18/2012

(11) Portfolio Assets on Trade Date: $634,804,161

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 750,000 bonds @ $100 = $750,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,500,000 bonds @ $100 = $2,500,000

(15)	% of Portfolio Assets Applied to Purchase
0.118%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 4/18/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	BofA,
	Goldman Sachs &Co,	JP Morgan,
	Wells Fargo,	BMO Capital

	Co-Managers:	Banco Bilbao,
	BB&T Capital,	Bosc Inc,
	Capital One,	Comerica,
	Howard Weil,	Lloyds Securities,
	Mitsubishi,	Scotia Capital,
	SG Americas Securities,	Tudor Pickering

(2)	Names of Issuers: Laredo Petroleum Inc 7.375%

(3)	Title of Securities: LPI 7.375%

(4)	Cusip: 516807AD6

(5)	Date of First Offering: 4/24/2012

(6)	Amount of Total Offering: $500,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Chaparral Energy	7.625	11/15/2022	Energy – Exploration & Production	7.625
Newfield Exploration	6.875	2/1/2020	Energy – Exploration & production	5.689
Pioneer Natural	7.5	1/15/2020	Energy- Exploration & Production	4.115

(8)	Underwriting Spread or Commission: 1.75%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 4/24/2012

(11) Portfolio Assets on Trade Date: $635,864,201

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 300,000 bonds @ $100 = $300,00

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.047%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 4/24/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Barclays,
	BMO Capital,	Goldman Sachs,
	JP Morgan,	Scotia Bank,
Wells Fargo

	Sr Co-Managers:	Citigroup,
	ING Bank,	Lloyds, Morgan Stanley,
	RBC,	RBS,
TD Sec

Co-Managers:	Comerica,
	Mitsubishi,	UBS Investment,
US Bancorp

(2)	Names of Issuers: Plains, Exploration & Production

(3)	Title of Securities: PXP 6.125%

(4)	Cusip: 726505AM2

(5)	Date of First Offering: 4/24/2012

(6)	Amount of Total Offering: $750,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Chaparral Energy	7.625	11/15/2022	Energy – Exploration & Production	7.625
Newfield Exploration	6.875	2/1/2020	Energy – Exploration & production	5.689
Pioneer Natural	7.5	1/15/2020	Energy- Exploration & Production	4.115

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 4/24/2012

(11) Portfolio Assets on Trade Date: $635,864,201

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 300,000 bonds @ $100 = $300,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.047%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 4/24/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Barclays Capital
	BofA Merrill Lynch	Citigroup Global Markets Inc
Credit Suisse Securities USA LL

	Co-Manager(s)	BNY Mellon Capital Markets, LLC
	Fifth Third Securities, Inc.	Goldman Sachs & Co
	HSBC	JP Morgan Securities
	Mitsubishi UFJ Securities	Morgan Stanley
	PNC Capital Markets LLC	RBS
	SunTrust Robinson Humphrey	UBS Investment Bank
	US Bancorp	Wells Fargo Securities

(2)	Names of Issuers: Aetna, Inc.

(3)	Title of Securities: AET 1.75% 5/15/17

(4)	Date of First Offering: 5/01/12

(5)         Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $99.34

Comparable Securities

1) Cigna Corporation, C#125509BJ7

2) Quest Diagnostic, Inc., C#74834LAR1

3) Lab Corp. of America Holdings, C#50540RAH5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)	Years of Issuer’s Operations: 159

(9)	Trade Date: 5/01/12

(10) Portfolio Assets on Trade Date: $686,546,491.62

(11)	Price Paid per Unit: $99.34

(12)	Total Price Paid by Portfolio:
475,000 bonds @ $99.34 = $471,865.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

16,000,000 bonds @ $99.34 = $15,894,400

(14)	% of Portfolio Assets Applied to Purchase
0.069%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
159 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 5/1/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Barclays Capital
	BofA Merrill Lynch	Citigroup Global Markets Inc
Credit Suisse Securities USA LL

	Co-Manager(s)	BNY Mellon Capital Markets, LLC
	Fifth Third Securities, Inc.	Goldman Sachs & Co
	HSBC	JP Morgan Securities
	Mitsubishi UFJ Securities	Morgan Stanley
	PNC Capital Markets LLC	RBS
	SunTrust Robinson Humphrey	UBS Investment Bank
	US Bancorp	Wells Fargo Securities

(2)	Names of Issuers: Aetna, Inc.

(3)	Title of Securities: AET 4.5% 5/15/42

(4)	Date of First Offering: 5/01/12

(5)         Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $95.774

Comparable Securities

1) Cigna Corporation, C#125509BT5

2) Quest Diagnostic, Inc., C#74834LAQ3

3) UnitedHealth Group, C#91324PBW1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 159

(9)	Trade Date: 5/01//12

(10) Portfolio Assets on Trade Date: $686,546,491.62

(11)	Price Paid per Unit: $95.774

(12)	Total Price Paid by Portfolio:
475,000 bonds @ $95.774 = $454,926.50

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $95.774 = 19,154,800

(14)	% of Portfolio Assets Applied to Purchase
0.066%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
159 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 5/1/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Goldman, Sachs & Co.	J.P. Morgan
Wells Fargo Securities

Co-Manager(s)

(2)	Names of Issuers: Berkshire Hathaway, Inc.

(3)	Title of Securities: BRK 1.6% 5/15/17

(4)	Date of First Offering: 5/082/12

(5)         Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.923

Comparable Securities

1) Swiss Re Solutions, C#36158FAB6

2) Renre North America, C#759891AA2

3) Partnerre Finance, C#70212FAA1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 173

(9)	Trade Date: 5/08/12

(10) Portfolio Assets on Trade Date: $691,194,488.47

(11)	Price Paid per Unit: $99.923

(12)	Total Price Paid by Portfolio:
1,070,000 bonds @ $99.923 = $1,069,176.10

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

25,000,000 bonds @ $99.923 = $24,980,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.155%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
173 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 5/8/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Goldman, Sachs & Co.	J.P. Morgan
Wells Fargo Securities

Co-Manager(s)

(2)	Names of Issuers: Berkshire Hathaway

(3)	Title of Securities: BRK 4.4% 5/15/42

(4)	Date of First Offering: 5/08/12

(5)         Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $98.719

Comparable Securities

1) MetLife, C#59156RAY4

2) Prudential, C#74432QBU8

3) AIG, C#026874BE6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8)	Years of Issuer’s Operations: 173

(9)	Trade Date: 5/08/12

(10) Portfolio Assets on Trade Date: $691,194,488.47

(11)	Price Paid per Unit: $98.719

(12)	Total Price Paid by Portfolio:

430,000 bonds @ $98.719 = $424,491.70

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000 bonds @ $98.719 = $14,807,850

(14)	% of Portfolio Assets Applied to Purchase
0.061%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
173 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 5/8/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Citigroup Global Markets Inc	Deutsche Bank Securities Inc
	J.P. Morgan	Morgan Stanley
Wells Fargo Securities

	Co-Manager	BNY Mellon Capital Markets, LLC
	Mitsubishi UFJ Securities	RBS Securities Inc
	SunTrust Robinson Humphrey	TD Securities
US Bancorp

(2)	Names of Issuers: Boston Properties LP

(3)	Title of Securities: BXP 3.85 02/01/23

(4)	Date of First Offering: 5/31/12

(5)         Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.779

Comparable Securities

1) Camden Property Trust, C#133131AS1

2) Simon Property Group, C#828807CG0

3) Avalonbay Communities, C#05348EAP4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 42

(9)	Trade Date: 5/31/12

(10) Portfolio Assets on Trade Date: $684,756,161.37

(11)	Price Paid per Unit: $99.779

(12)	Total Price Paid by Portfolio:

1,195,000 bonds @ $99.779 = $1,192,359.05

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

31,000,000 bonds @ $99.779 = $30,931,490

(14)	% of Portfolio Assets Applied to Purchase
0.174%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
42 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 5/31/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Citigroup	J.P. Morgan
	Credit Suisse	RBS

	Co-Manager	BNP Paribas
	Credit Agricole CIB	Goldman Sachs & Co.
	Morgan Stanley	RBC Capital Markets
	Scotiabank	SunTrust Robinson Humphrey
Wells Fargo Securities

(2)	Names of Issuers: Discovery Communications

(3)	Title of Securities: DISCA 4.95 5/15/42

(4)	Date of First Offering: 5/10/12

(5)         Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.228

Comparable Securities

1) CBS Corporation, C#124857AJ2

2) Viacom, C#92553PAL6

3) Time Warner, C#887317AP0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 40

(9)	Trade Date: 5/10/12

(10) Portfolio Assets on Trade Date: $689,377,510.92

(11)	Price Paid per Unit: $99.228

(12)	Total Price Paid by Portfolio:
400,000 bonds @ $99.228 = $396,912.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000 bonds @ $99.228 = $14,884,200

(14)	% of Portfolio Assets Applied to Purchase
0.058%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 5/10/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Barclays Capital
	Goldman Sachs & Co	Morgan Stanley & Co Inc
	RBC Capital Markets	RBS Securities Inc
UBS Securities LLC

	Co-Manager(s)	BMO Capital Markets Corp
	Citigroup Global Markets Inc.	Credit Suisse Securities USA LLC
	Deutsche Bank Securities Inc.	JP Morgan Securities
	Merrill Lynch Pierce Fenner & Sm	Mitsubishi UFJ Securities USA Inc.
	Nomura Securities International	Scotia Capital USA Inc.
	SG Americas Securities LLC	US Bancorp Investments, Inc.
Wells Fargo Securities LLC

(2)	Names of Issuers: Devon Energy Corporation

(3)	Title of Securities: DVN 1.875% 5/15/17

(4)	Date of First Offering: 5/07/12

(5)         Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.753

Comparable Securities

1) Apache Corporation, C#037411BB0

2) EOG Resources, C#26875PAH4

3) Diamond Offshore Drill, C#25271CAK8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)	Years of Issuer’s Operations: 41

(9)	Trade Date: 5/07/12

(10) Portfolio Assets on Trade Date: $690,471,447.57

(11)	Price Paid per Unit: $99.753

(12)	Total Price Paid by Portfolio:
1,070,000 bonds @ $99.753 = $1,067,357.10

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

27,500,000 bonds @ $99.753 = $27,432,075

(14)	% of Portfolio Assets Applied to Purchase
0.155%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 5/7/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Barclays Capital Inc.
	Citigroup Global Markets Inc.	Goldman, Sachs & Co.
	J.P. Morgan Securities LLC	RBS Securities Inc.
	Credit Suisse Securities (USA) LLC	Deutsche Bank Securities Inc.
	HSBC Securities (USA) Inc.	Wells Fargo Securities, LLC

	Senior Co-Manager(s)	Banco Bilbao Vizcaya Argentaria, S.A.
	BNP Paribas Securities Corp.	Credit Agricole Securities (USA) Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
	Mitsubishi UFJ Securities (USA), Inc.	Mizuho Securities USA Inc.
	RBC Capital Markets, LLC	UBS Securities LLC
US Bancorp Investments, Inc.

	Co-Manager	Blaylock Robert Van, LLC
The Williams Capital Group L.P.

(2)	Names of Issuers: Kraft Foods Group

(3)	Title of Securities: KFT 2.25 6/05/17

(4)	Date of First Offering: 5/30/12

(5)         Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.817

Comparable Securities

1) Hershey Company, C#427866AS7

2) Campbell Soup Company, C#134429AV1

3) General Mills, C#370334BB9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.06%).

(8)	Years of Issuer’s Operations: 109

(9)	Trade Date: 5/30/12

(10) Portfolio Assets on Trade Date: $683,930,179.62

(11)	Price Paid per Unit: $99.817

(12)	Total Price Paid by Portfolio:

870,000 bonds @ $99.817 = $868,407.90

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

35,000,000 bonds @ $99.817 = $34,935,950

(14)	% of Portfolio Assets Applied to Purchase
0.127%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
109 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 5/30/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Barclays Capital Inc.
	Citigroup Global Markets Inc.	Goldman, Sachs & Co.
	J.P. Morgan Securities LLC	RBS Securities Inc.
	Credit Suisse Securities (USA) LLC	Deutsche Bank Securities Inc.
	HSBC Securities (USA) Inc.	Wells Fargo Securities, LLC

	Senior Co-Manager(s)	Banco Bilbao Vizcaya Argentaria, S.A.
	BNP Paribas Securities Corp.	Credit Agricole Securities (USA) Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
	Mitsubishi UFJ Securities (USA), Inc.	Mizuho Securities USA Inc.
	RBC Capital Markets, LLC	UBS Securities LLC
US Bancorp Investments, Inc.

	Co-Manager	Blaylock Robert Van, LLC
The Williams Capital Group L.P.

(2)	Names of Issuers: Kraft Foods Group

(3)	Title of Securities: KFT 5 6/04/42

(4)	Date of First Offering: 5/30/12

(5)         Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.293

Comparable Securities

1) Sysco Corporation, C#871829AN7

2) General Mills, C#370334BJ2

3) ConAgra Foods, Inc. C#205887AX0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.20%).

(8)	Years of Issuer’s Operations: 109

(9)	Trade Date: 5/30/12

(10) Portfolio Assets on Trade Date: $683,930,179.62

(11)	Price Paid per Unit: $99.293

(12)	Total Price Paid by Portfolio:
985,000 bonds @ $99.293 = $978,036.05

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

26,000,000 bonds @ $99.293 = 25,816,180

(14)	% of Portfolio Assets Applied to Purchase
0.143%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
109 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 5/30/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Barclays Capital Inc.
	Citigroup Global Markets Inc.	Goldman, Sachs & Co.
	J.P. Morgan Securities LLC	RBS Securities Inc.
	Credit Suisse Securities (USA) LLC	Deutsche Bank Securities Inc.
	HSBC Securities (USA) Inc.	Wells Fargo Securities, LLC

	Senior Co-Manager(s)	Banco Bilbao Vizcaya Argentaria, S.A.
	BNP Paribas Securities Corp.	Credit Agricole Securities (USA) Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
	Mitsubishi UFJ Securities (USA), Inc.	Mizuho Securities USA Inc.
	RBC Capital Markets, LLC	UBS Securities LLC
US Bancorp Investments, Inc.

	Co-Manager	Blaylock Robert Van, LLC
The Williams Capital Group L.P.

(2)	Names of Issuers: Kraft Foods Group

(3)	Title of Securities: KFT 3.5 6/06/22

(4)	Date of First Offering: 5/30/12

(5)         Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.1

Comparable Securities

1) Campbell Soup Company, C#134429AW9

2) Hershey Company, C#427866AR9

3) H. J. Heinz, C#423074AP8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.08%).

(8)	Years of Issuer’s Operations: 109

(9)	Trade Date: 5/30/12

(10) Portfolio Assets on Trade Date: $683,930,179.62

(11)	Price Paid per Unit: $99.1

(12)	Total Price Paid by Portfolio:
790,000 bonds @ $99.1 = $782,890.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

32,750,000 bonds @ $99.1 = $32,455,250

(14)	% of Portfolio Assets Applied to Purchase
0.114%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
109 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 5/30/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Citigroup Global Markets Inc	JP Morgan
	Wells Fargo	BMO Capital Markets
	HSBC	Mitsubishi UFJ Securities
U.S. Bancorp

	Co-Manager(s)	Barclays
	Lloyds Securities	RBS.
UBS Investment Bank

(2)	Names of Issuers: Liberty Mutual Group

(3)	Title of Securities: LIBMUT 4.95% 5/01/22

(4)	Date of First Offering: 5/01/12

(5)         Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.689

Comparable Securities

1) MetLife, Inc., C#59156RAX6

2) Prudential Financial, Inc., C#74432QBT1

3) Lincoln National Corporation, C#534187BC2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 100

(9)	Trade Date: 5/01/12

(10) Portfolio Assets on Trade Date: $686,546,491.62

(11)	Price Paid per Unit: $99.689

(12)	Total Price Paid by Portfolio:
430,000 bonds @ $99.689 = $428,662.70

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

17,000,000 bonds @ $99.689 = $16,947,130

(14)	% of Portfolio Assets Applied to Purchase
0.062%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
100 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 5/1/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Citigroup Global Markets Inc	JP Morgan
	Wells Fargo	BMO Capital Markets
	HSBC	Mitsubishi UFJ Securities
U.S. Bancorp

	Co-Manager(s)	Barclays
	Lloyds Securities	RBS.
UBS Investment Bank

(2)	Names of Issuers: Liberty Mutual Group

(3)	Title of Securities: LIBMUT 6.5% 5/01/42, C#53079EAZ7

(4)	Date of First Offering: 5/01/12

(5)         Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.765

Comparable Securities

1) Aflac, C#001055AD4

2) Principal Financial Group, C#74251VAA0

3) Protective Life, C#743674AY9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 100

(9)	Trade Date: 5/01//12

(10) Portfolio Assets on Trade Date: $686,546,491.62

(11)	Price Paid per Unit: $99.765

(12)	Total Price Paid by Portfolio:
640,000 bonds @ $99.765 = $638,496.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

18,000,000 bonds @ $99.765 = $17,957,700

(14)	% of Portfolio Assets Applied to Purchase
0.093%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
100 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 5/1/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Goldman Sachs & Co
	Mitsubishi UFJ Securities	Morgan Stanley
Wells Fargo Securities

	Co-Manager(s)	BNY Mellon Capital Markets, LLC
	KeyBanc Capital Markets	RBC Capital Markets
	Baird	SunTrust Robinson Humphrey
US Bancorp

(2)	Names of Issuers: Progress Energy Carolinas, Inc.

(3)	Title of Securities: PGN 4.1 5/15/42

(4)	Date of First Offering: 5/15/12

(5)         Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.504

Comparable Securities

1) San Diego Gas and Electric, C#797440BQ6

2) Florida Power and Light, C#341081FG7

3) PacificCorp, C#695114CN6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 87

(9)	Trade Date: 5/15/12

(10) Portfolio Assets on Trade Date: $689,871,691.15

(11)	Price Paid per Unit: $99.504

(12)	Total Price Paid by Portfolio:
600,000 bonds @ $99.504 = $597,024.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000 bonds @ $99.504 = $14,925,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.087%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
87 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 5/15/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BNY Mellon Capital Markets, LLC
	Mitsubishi UFJ Securities	SunTrust Robinson Humphrey
Wells Fargo Securities

	Co-Manager	Fifth Third Securities, Inc.
	Soctiabank	The Williams Capital Group, L.P.

(2)	Names of Issuers: Tampa Electric

(3)	Title of Securities: TE 4.1 06/15/42

(4)	Date of First Offering: 5/31/12

(5)         Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $99.724

Comparable Securities

1) Southern Cal Edison, C#842400FV0

2 Westar Energy, C#95709TAH3

3) Pacific Gas & Electric, C#694308GZ4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 113

(9)	Trade Date: 5/31/12

(10) Portfolio Assets on Trade Date: $684,756,161.37

(11)	Price Paid per Unit: $99.724

(12)	Total Price Paid by Portfolio:

395,000 bonds @ $99.724 = $393,909.80

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

13,000,000 bonds @ $99.724 = $12,964,120

(14)	% of Portfolio Assets Applied to Purchase: 0.058%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
113 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 5/31/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Deutsche Bank Securities	Goldman Sachs & Co.

	Co-Manager(s)	Barclays Capital
	Citigroup	Credit Suisse
	Fifth Third Securities, Inc.	Huntington Investment Company
	Mizuho Securities USA Inc.	Morgan Stanley
	PNC Capital Markets LLC	SMBC Nikko
	SunTrust Robinson Humphrey	UBS Securities LLC
	US Bancorp Investments Inc	Wells Fargo Securities

(2)	Names of Issuers: WellPoint, Inc.

(3)	Title of Securities: WLP 3.125% 5/15/22

(4)	Date of First Offering: 5/02/12

(5)         Amount of Total Offering: $850,000,000

(6)	Unit Price of Offering: $99.488

Comparable Securities

1) UnitedHealth Group Inc., #91324PBV3

2) Quest Diagnostic, Inc. C#74834LAS9

3) Cigna Corporation, C#125509BS7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 8

(9)	Trade Date: 5/02/12

(10) Portfolio Assets on Trade Date: $688,126,505.86

(11)	Price Paid per Unit: $99.488

(12)	Total Price Paid by Portfolio:
1,785,000 bonds @ $99.488 = $1,775,860.80

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

45,000,000 bonds @ $99.488 = $44,769,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.258%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 5/2/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Deutsche Bank Securities	Goldman Sachs & Co.

	Co-Manager(s)	Barclays Capital
	Citigroup	Credit Suisse
	Fifth Third Securities, Inc.	Huntington Investment Company
	Mizuho Securities USA Inc.	Morgan Stanley
	PNC Capital Markets LLC	SMBC Nikko
	SunTrust Robinson Humphrey	UBS Securities LLC
	US Bancorp Investments Inc	Wells Fargo Securities

(2)	Names of Issuers: WellPoint, Inc.

(3)	Title of Securities: WLP 4.625% 5/15/42

(4)	Date of First Offering: 5/02/12

(5)         Amount of Total Offering: $900,000,000

(6)	Unit Price of Offering: $99.292

Comparable Securities

1) UnitedHealth Group Inc., #91324PBW1

2) Quest Diagnostic, Inc. C#74834LAQ3

3) Cigna Corporation, C#125509BT5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 8

(9)	Trade Date: 5/02/12

(10) Portfolio Assets on Trade Date: $688,126,505.86

(11)	Price Paid per Unit: $99.292

(12)	Total Price Paid by Portfolio:
795,000 bonds @ $99.292 = $789,371.40

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

25,000,000 bonds @ $99.292 = $24,823,000

(14)	% of Portfolio Assets Applied to Purchase
0.115%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
8 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 5/2/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Lazard Capital Markets LLC,	Wells Fargo Securities LLC,
	BB&T Capital Markets,	Fifth Third Securities Inc,
	PNC Capital Markets,	US Bancorp Investments Inc

(2)	Names of Issuers: Ruby Tuesday 7.625%

(3)	Title of Securities: RT 7.625%

(4)	Cusip: 781182AA8

(5)	Date of First Offering: 5/07/2012

(6)	Amount of Total Offering: $250,000,000

(7)	Unit Price of Offering: 98.54

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Wendy’s Intl	7	12/15/2025	Restaurants	8.402
PepBoys	7.5	12/15/2014	Specialty-Retail	5.054
Autonation	6.75	3/31/20110	Specialty-Retail	5.247

(8)	Underwriting Spread or Commission: 1.659%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 5/07/2012

(11) Portfolio Assets on Trade Date: $646,103,125

(12)	Price Paid per Unit: 98.54

(13)	Total Price Paid by Portfolio: 2,700,000 bonds @ $98.54 = $2,660,580

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

12,000,000 bonds @ $98.54 = $11,824,800.00

(15)	% of Portfolio Assets Applied to Purchase: 0.42%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 5/7/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Credit Suisse,
	Deutsche Bank,	Goldman Sachs,
	JP Morgan Securities,	Merrill Lynch,
	RBC,	Wells Frago

(2)	Names of Issuers: Sally Holdings 5.75%

(3)	Title of Securities: SBH 5.75%

(4)	Cusip: 79546VAJ5

(5)	Date of First Offering: 5/15/2012

(6)	Amount of Total Offering: $700,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Autonation	6.75	4/15/2018	Specialty-Retail	5.091
PepBoys	7.50	12/15/2014	Specialty-Retail	5.054
Toys R’Us	7.375	10/15/2018	Specialty-Retail	10.389

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 5/15/2012

(11) Portfolio Assets on Trade Date: $645,553,764

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 625,000 bonds @ $100 = $625,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

3,400,000 bonds @ $100 = $3,400,000

(15)	% of Portfolio Assets Applied to Purchase

0.097%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 5/15/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Barclays Capital Inc.
	Citigroup Global Markets Inc.	Goldman, Sachs & Co.
	J.P. Morgan Securities LLC	RBS Securities Inc.
	Credit Suisse Securities (USA) LLC	Deutsche Bank Securities Inc.
	HSBC Securities (USA) Inc.	Wells Fargo Securities, LLC

	Senior Co-Manager(s)	Banco Bilbao Vizcaya Argentaria, S.A.
	BNP Paribas Securities Corp.	Credit Agricole Securities (USA) Inc.
	Merrill Lynch, Pierce, Fenner & Smith	Mitsubishi UFJ Securities (USA), Inc.
	Mizuho Securities USA Inc.	RBC Capital Markets, LLC
	UBS Securities LLC	US Bancorp Investments, Inc.

Co-Manager
Blaylock Robert Van, LLC
The Williams Capital Group L.P.

(2)	Names of Issuers: Kraft Foods Group

(3)	Title of Securities: KFT 1.625 6/04/15

(4)	Date of First Offering: 5/30/12

(5)         Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.741

Comparable Securities

1) Campbell Soup Company, C#134429AU3

2) Hershey Company, C#427866AS7

3) H. J. Heinz, C#423074AL7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.05%).

(8)	Years of Issuer’s Operations: 109

(9)	Trade Date: 5/30/12

(10) Portfolio Assets on Trade Date: $683,930,179.62

(11)	Price Paid per Unit: $99.741

(12)	Total Price Paid by Portfolio:

590,000 bonds @ $99.741 = $588,471.90

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

30,000,000 bonds @ $99.741 = $29,922,300

(14)	% of Portfolio Assets Applied to Purchase
0.086%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
109 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 5/30/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Barclays
	Deutsche Bank Securities	J.P. Morgan
Morgan Stanley

	Co-Manager(s)	Goldman, Sachs & Co.
	RBS	Wells Fargo Securities

(2)	Names of Issuers: AmeriCredit Financial Services, Inc.

(3)	Title of Securities: AMCAR 2012-3 A3

(4)	Date of First Offering: 06/19/12

(5)         Amount of Total Offering: $203,846,000

(6)	Unit Price of Offering: $99.9894

Comparable Securities

1) Discover Card Master Trust, C#254683AQ8

2) Discover Card Master Trust, C#254683AR6

3) American Express Credit Account Master Trust, C#02582JFX3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)	Years of Issuer’s Operations: 20

(9)	Trade Date: 6/19/12

(10)	Portfolio Assets on Trade Date: $669,541,584.76

(11)	Price Paid per Unit: $99.9894

(12)	Total Price Paid by Portfolio:
1,049,000 bonds @ $99.9894 = $1,048,888.81

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.9894 = $29,996.820.00

(14)	% of Portfolio Assets Applied to Purchase
0.157%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 6/19/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Goldman Sachs & Co
	JP Morgan Securities	UBS Investment Bank/US

	Co-Manager	Barclays Capital
	CastleOak Securities LP	Ramirez & Co Inc
	US Bancorp	Wells Fargo Securities LLC
Williams Capital Group LP

(2)	Names of Issuers: American Express Credit Corporation

(3)	Title of Securities: AXP 1.75 06/12/15

(4)	Date of First Offering: 06/07/12

(5)         Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.980

Comparable Securities

1) MBNA Corporation, C# 55263ECJ2

2) Wells Fargo, C# 94974BEZ9

3) Citigroup, C#172967FY2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).

(8)	Years of Issuer’s Operations: 162

(9)	Trade Date: 6/07/12

(10) Portfolio Assets on Trade Date: $674,862,887.81

(11)	Price Paid per Unit: $99.98

(12)	Total Price Paid by Portfolio:
975,000 bonds @ $99.98 = $974,805.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

27,000,000 bonds @ $99.98 = $24,995,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.144%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
162 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 6/7/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Citigroup

	Co-Manager	ABN Amro Bank
	Banca IMI	Barclays Capital
	Blaylock Robert Van, LLC	BNP Paribas
	CastleOak Securities L.P.	Credit Suisse
	Deutsche Bank	Drexel Hamilton LLC
	Kota Global Securities	Lebenthal & Co., LLC
	Lloyds Securities	Loop Capital Markets
	Mischler Financial Group, Inc.	MR Beal & Company
	Nomura	PNC Capital Markets LLV
	RBC Capital Markets	TD Securities USA LLC
	UBS Securities LLC	Wells Fargo Securities LLC
Williams Capital Group LP

(2)	Names of Issuers: Citigroup, Inc.

(3)	Title of Securities: C 4.5 01/14/22

(4)	Date of First Offering: 06/29/12

(5)         Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $102.751

Comparable Securities

1) UnionBanCal Corporation, C#908906AC4

2) Fifth Third Bancorp, C#316773CL2

3) Bank of America Corporation, C#06051GEM7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)	Years of Issuer’s Operations: 14

(9)	Trade Date: 6/29/12

(10) Portfolio Assets on Trade Date: $627,008,237.01

(11)	Price Paid per Unit: $102.751

(12)	Total Price Paid by Portfolio:
823,000 bonds @ $102.751 = $871,153.73

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

40,000,000 bonds @ $102.751 = $41,100,400

(14)	% of Portfolio Assets Applied to Purchase
0.139%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
14 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 6/29/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Citigroup	Deutsche Bank Securities
	J.P. Morgan	Morgan Stanley
	RBS	UBS Investment Bank

	Senior Co-Manager	Credit Suisse
	Goldman, Sachs & Co.	Mizuho Securities
	SMBC Nikko	Wells Fargo Securities

	Co-Managers	BNP Paribas
	BNY Mellon Capital Markets, LLC	Lloyds Securities
	Loop Capital Markets	TD Securities
	The Williams Capital Group, L.P.	US Bancorp

(2)	Names of Issuers: CBS Corporation

(3)	Title of Securities: CBS 1.95 07/01/17

(4)	Date of First Offering: 06/11/12

(5)         Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $98.858

Comparable Securities

1) Viacom, Inc., C# 92553PAG7

2) Scripps Networks Interactive, C#811065AA9

3) Discovery Communications, C#25470DAA7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)	Years of Issuer’s Operations: 85 years

(9)	Trade Date: 06/11/12

(10) Portfolio Assets on Trade Date: $676,105,262.11

(11)	Price Paid per Unit: $98.858

(12)	Total Price Paid by Portfolio:

390,000 bonds @ $98.858 = $385,546.20

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

14,000,000 bonds @ $98.858 = $13,840,120

(14)	% of Portfolio Assets Applied to Purchase
0.057%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
85 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 6/11/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Citigroup	Deutsche Bank Securities
	J.P. Morgan	Morgan Stanley
	RBS	UBS Investment Bank

	Senior Co-Manager	Credit Suisse
	Goldman, Sachs & Co.	Mizuho Securities
	SMBC Nikko	Wells Fargo Securities

	Co-Managers	BNP Paribas
	BNY Mellon Capital Markets, LLC	Lloyds Securities
	Loop Capital Markets	TD Securities
	The Williams Capital Group, L.P.	US Bancorp

(2)	Names of Issuers: CBS Corporation

(3)	Title of Securities: CBS 4.85 07/01/42

(4)	Date of First Offering: 06/11/12

(5)         Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $97.406

Comparable Securities

1) Viacom, Inc., C# 92553PAL6

2) Comcast, C#20030NBE0

3) Discovery Communications, C#25470DAG4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 85 years

(9)	Trade Date: 06/11/12

(10) Portfolio Assets on Trade Date: $676,105,262.11

(11)	Price Paid per Unit: $97.406

(12)	Total Price Paid by Portfolio:

1,370,000 bonds @ $97.406 = $1,334,462.20

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

35,000,000 bonds @ $97.406 = $34,092,100.00

(14)	% of Portfolio Assets Applied to Purchase
0.197%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
85 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 6/29/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	BNP Paribas	Citigroup
Wells Fargo Securities

	Co-Managers	Barclays
	Credit Suisse	Deutsche Bank Securities
	Goldman Sachs & Co	J.P. Morgan
	Lloyds Securities	Mizuho Securities
	Morgan Stanley	RBC Capital Markets
	RBS	SMBC Nikko
	SunTrust Robinson Humphrey	UBS Investment Bank
	Allen & Company LLC	DNB Markets
	Gleacher & Company	PNC Capital Markets LLC
	Santander	TD Securities
US Bancorp

	Jr. Co-Managers	Drexel Hamilton
	Loop Capital Markets	MFR Securities, Inc.
	Ramirez and Co., Inc.	Williams Capital Group L.P.

(2)	Names of Issuers: Comcast Corporation

(3)	Title of Securities: CMCSA 4.65 07/15/42

(4)	Date of First Offering: 06/26/12

(5)         Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.918

Comparable Securities

1) Viacom, Inc., C#92553PAL6

2) Discovery Communications, C#25470DAG4

3) Time Warner, Inc., C#887317AP0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 49 years

(9)	Trade Date: 06/26/12

(10) Portfolio Assets on Trade Date: $652,244,940.05

(11)	Price Paid per Unit: $99.918

(12)	Total Price Paid by Portfolio:
1,035,000 bonds @ $99.918 = $1,034,151.30

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

35,000,000 bonds @ $99.918 = $34,971,300

(14)	% of Portfolio Assets Applied to Purchase
0.159%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
49 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 6/26/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Mitsubishi UFJ Securities	RBS
Societe Generale Corporation

	Co-Managers-Books	Barclays Capital Inc
	BNP Paribas	Credit Agricole Securities
	ING Financial Markets	Mizuho Securities
	Santander Investment Securities	UBS Securities
Wells Fargo Securities

(2)	Names of Issuers: Experian Finance PLC

(3)	Title of Securities: EXPNLN 2.375 06/15/17 144A

(4)	Date of First Offering: 06/26/12

(5)         Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.551

Comparable Securities

1)	Diageo Capital PLC C#25243YAR0

2) Royal Bank of Scotland C#78010XAG6

3) Abbey National Treasury Service C#002799AJ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 06/26/12

(10) Portfolio Assets on Trade Date: $652,244,940.05

(11)	Price Paid per Unit: $99.551

(12)	Total Price Paid by Portfolio:
1,100000 bonds @ $99.551 = $1,095,061.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

34,000,000 bonds @ $99.551 = $33,847,340

(14)	% of Portfolio Assets Applied to Purchase
0.168%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 6/26/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Citigroup
Wells Fargo Securities

	Senior Co-Managers	Barclays
	J.P. Morgan	SunTrust Robinson Humphrey

	Co-Managers	BB&T Capital Markets
Loop Capital Markets

(2)	Names of Issuers: Markel Corporation

(3)	Title of Securities: MKL 4.9 07/01/22

(4)	Date of First Offering: 06/27/12

(5)         Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.852

Comparable Securities

1) Alleghany Corporation, C# 017175AC4

2) W. R. Berkeley Corporation, C#084423AS1

3) Allied World Assurance, C#01959EAB4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 82 years

(9)	Trade Date: 06/27/12

(10) Portfolio Assets on Trade Date: $652,191,318.34

(11)	Price Paid per Unit: $99.852

(12)	Total Price Paid by Portfolio:
515,000 bonds @ $99.852 = $514,237.80

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000 bonds @ $99.852 = $14,977,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.079%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
82 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 6/27/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BNP Paribas
	Citigroup	US Bancorp
Wells Fargo Securities

	Senior Co-Manager	Mizuho Securities
	PNC Capital Markets LLC	Scotiabank

	Co-Managers	BNY Mellon Capital Markets, LLC
	Fifth Third Securities, Inc.	Huntington Investment Company

(2)	Names of Issuers: NiSource

(3)	Title of Securities: NI 5.25 02/15/43

(4)	Date of First Offering: 06/11/12

(5)         Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.864

Comparable Securities

1) Westar Energy, Inc., C#95709TAH3

2) Southern Cal Edison, C#842400FP3

3) Nevada Power, C#641423BZ0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 100 years

(9)	Trade Date: 06/11/12

(10) Portfolio Assets on Trade Date: $676,105,262.11

(11)	Price Paid per Unit: $99.864

(12)	Total Price Paid by Portfolio:

470,000 bonds @ $99.864 = $469,360.80

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

12,000,000 bonds @ $99.864 = $11,983,680.00

(14)	% of Portfolio Assets Applied to Purchase
0.069%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
100 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 6/11/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Barclays	Citigroup
	J.P. Morgan Securities	Wells Fargo Securities LLC

	Co-Manager	Banca IMI
	BNY Mellon Capital Markets, LLC	HSBC
	Mitsubishi UFJ Securities	Mizuho Securities
	Morgan Stanley	PNC Capital Markets LLC
	Scotiabank	SMBC Nikko
	Societe Generale	Standard Chartered Bank
	UBS Investment Bank	US Bancorp

(2)	Names of Issuers: Occidental Petroleum Corporation

(3)	Title of Securities: OXY 2.7 02/15/23

(4)	Date of First Offering: 06/19/12

(5)         Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.739

Comparable Securities

1) Apache Corporation, C#037411AX3

2) Devon Energy Corporation, C#25179MAP8

3) Encana Corporation, C#292505AJ3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 92 years

(9)	Trade Date: 06/19/12

(10) Portfolio Assets on Trade Date: $669,541,584.76

(11)	Price Paid per Unit: $99.739

(12)	Total Price Paid by Portfolio:

1,260,000 bonds @ $99.739 = $1,256,711.40

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

40,000,000 bonds @ $99.739 = $39,895,600

(14)	% of Portfolio Assets Applied to Purchase
0.188%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
92 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 6/19/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	J.P. Morgan	Wells Fargo Securities

	Senior Co-Managers	Barclays
	RBS	Scotiabank

	Co-Managers	CIBC
	Keybank Capital Markets	Mitsubishi UFJ Securities
	SunTrust Robinson Humphrey	US Bancorp

(2)	Names of Issuers: Puget Energy, Inc.

(3)	Title of Securities: PSD 5.625 07/15/22 144A

(4)	Date of First Offering: 06/12/12

(5)         Amount of Total Offering: $450,000,000

(6)	Unit Price of Offering: $99.993

Comparable Securities

1) CMS Energy Corporation, C#125896BK5

2) NV Energy, C#67073YAA4

3) Public Service of Oklahoma, C#744533BL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.00%).

(8)	Years of Issuer’s Operations: 139 years

(9)	Trade Date: 06/12/12

(10) Portfolio Assets on Trade Date: $674,920,390.87

(11)	Price Paid per Unit: $99.993

(12)	Total Price Paid by Portfolio:
1,075,000 bonds @ $99.993 = $1,074,924.75

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

18,000,000 bonds @ $99.993 = $17,998,740.00

(14)	% of Portfolio Assets Applied to Purchase
0.159%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
139 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 6/12/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Barclays	J.P. Morgan
	Morgan Stanley	Rabo Securities
RBC Capital Markets

	Co-Manager	Goldman Sachs & Co.
	HSBC	SunTrust Robinson Humphrey
	US Bancorp Investments Inc	Wells Fargo Securities

(2)	Names of Issuers: Tyson Foods, Inc.

(3)	Title of Securities: TSN 4.5 06/15/22

(4)	Date of First Offering: 06/06/12

(5)         Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.458

Comparable Securities

1) Hormel Foods Corporation, C#440452AE0

2) Smithfield Foods, Inc. C#832248AQ1

3) Pepsico, C#713448BR8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 77

(9)	Trade Date: 6/06/12

(10) Portfolio Assets on Trade Date: $675,224,349.28

(11)	Price Paid per Unit: $99.458

(12)	Total Price Paid by Portfolio:

975,000 bonds @ $99.458 = $969,715.50

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

30,000,000 bonds @ $99.458 = $29,837,400

(14)	% of Portfolio Assets Applied to Purchase
0.144%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
77 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 6/6/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Barclays	BNP Paribas
	Citigroup	Goldman, Sachs & Co.
	J. P. Morgan	Morgan Stanley
	RBS	Santander
Wells Fargo Securities

	Co-Manager	BNY Mellon Capital Markets, LLC
	Credit Agricole CIB	Credit Suisse
	Deutsche Bank Securities	Lloyds Securities
	Mitsubishi UFJ Securities	Mizuho Securities
	Ramirez & Co., Inc.	Scotiabank
	SMBC Nikko	The Williams Capital Group, L.P.
UBS Investment Bank

(2)	Names of Issuers: Time Warner

(3)	Title of Securities: TWX 3.4 6/15/22

(4)	Date of First Offering: 06/08/12

(5)         Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.857

Comparable Securities

1) Viacom, Inc., C# 92553PAM4

2) Thomas Reuters, C#884903BK0

3) Omnicom Group, C#681919AZ9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 23 years

(9)	Trade Date: 06/08/12

(10) Portfolio Assets on Trade Date: $675,052,575.96

(11)	Price Paid per Unit: $99.857

(12)	Total Price Paid by Portfolio:

470,000 bonds @ $99.857 = $469,327.90

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

19,000,000 bonds @ $99.857 = $18,972,830

(14)	% of Portfolio Assets Applied to Purchase
0.070%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
23 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 6/8/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Barclays	BNP Paribas
	Citigroup	Goldman, Sachs & Co.
	J. P. Morgan	Morgan Stanley
	RBS	Santander
Wells Fargo Securities

	Co-Manager	BNY Mellon Capital Markets, LLC
	Credit Agricole CIB	Credit Suisse
	Deutsche Bank Securities	Lloyds Securities
	Mitsubishi UFJ Securities	Mizuho Securities
	Ramirez & Co., Inc.	Scotiabank
	SMBC Nikko	The Williams Capital Group, L.P.
UBS Investment Bank

(2)	Names of Issuers: Time Warner

(3)	Title of Securities: TWX 4.9 06/15/42

(4)	Date of First Offering: 06/08/12

(5)         Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $98.929

Comparable Securities

1) Viacom, Inc., C# 92553PAL6

2) Discovery Communications, C# 25470DAG4

3) Comcast Corporation, C# 20030NBB6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 23 years

(9)	Trade Date: 06/08/12

(10) Portfolio Assets on Trade Date: $675,052,575.96

(11)	Price Paid per Unit: $98.929

(12)	Total Price Paid by Portfolio:
390,000 bonds @ $98.929 = $385,823.10

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000 bonds @ $98.929 = $14,839,350

(14)	% of Portfolio Assets Applied to Purchase
0.057%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
23 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 6/8/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Barclays	Citigroup
	Credit Suisse	Deutsche Bank Securities
	Goldman ,Sachs & Co	J.P. Morgan
Morgan Stanley

(2)	Names of Issuers: The ADT Corporation

(3)	Title of Securities: TYC 3.5 07/15/22

(4)	Date of First Offering: 06/27/12

(5)         Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.764

Comparable Securities

1) Comcast Corporation, C#20030NBD2

2) AT&T, C#00206RBD3

3) Verizon Communications, C#92343VBC7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 52

(9)	Trade Date: 6/27/12

(10) Portfolio Assets on Trade Date: $652,191,318.34

(11)	Price Paid per Unit: $99.764

(12)	Total Price Paid by Portfolio:
860,000 bonds @ $99.764 = $857,970.40

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

45,000,000 bonds @ $99.764 = $44,893,800

(14)	% of Portfolio Assets Applied to Purchase
0.132%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
52 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 6/27/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Bank of America Merrill Lynch,	Barclays Capital,
	Citigroup Global Markets Inc,	Deutsche Bank Securities Inc,
	HSBC Securities,	JP Morgan Securities,
	Lloyds Securities Inc,	Mitsubishi,
	UFJ Securities USA In,	RBS Securities Corp,
	UBS Investment Bank/US	Wells Fargo Securities LLC

(2)	Names of Issuers: Ashtead Capital 6.5%

(3)	Title of Securities: AHTLN 6.5%

(4)	Cusip: 045054AB9

(5)	Date of First Offering: 6/29/2012

(6)	Amount of Total Offering: 500,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
United Rentals	8.375	09/15/2020	Support-Services	7.032
Servicemaster	7.45%	08/15/2027	Support-Services	7.471
Iron Mountain	8.75%	07/12/2018	Support-Services	1.740

(8)	Underwriting Spread or Commission: 1.75%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 6/29/2012

(11) Portfolio Assets on Trade Date: $645,264,119

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 175,000 bonds @ $100 = $175,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.027%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 6/29/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Barclays Capital,	BMO Capital Markets Corp,
	Goldman Sachs & Co,	JP Morgan Securities,
	RBC Capital Markets,	Wells Fargo Securities LLC,
	Capital One Southcoast Inc,	Global Hunter Securities LLC,
SunTrust Robinson Humphrey Inc

(2)	Names of Issuers: Halcon Resources 9.75%

(3)	Title of Securities: HK 9.75%

(4)	Cusip: 40537QAA8

(5)	Date of First Offering: 6/29/2012

(6)	Amount of Total Offering: 750,000,000

(7)	Unit Price of Offering: 98.646

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Frontier Oil	8.5	09/15/2016	Oil Refining & Marketing	4.604
Sunoco Inc	7.875	10/15/2014	Oil Refining & Marketing	4.870
Gulfmark Offshore	6.375	10/15/2018	Specialty-Retail	6.028

(8)	Underwriting Spread or Commission: 2%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 6/29/2012

(11) Portfolio Assets on Trade Date: $645,264,119

(12)	Price Paid per Unit: 98.646

(13)	Total Price Paid by Portfolio: $419,245.50

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

1,000,000 bonds @ $98.646 = $986,460

(15)	% of Portfolio Assets Applied to Purchase
0.06%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 6/29/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Bank of America Merrill Lynch,	Barclays Bank PLC,
	Royal Bank of Scotland,	Bank of, Tokyo

(2)	Names of Issuers: QVC INC 5.125%

(3)	Title of Securities: QVCN 5.125%

(4)	Cusip: 747262AG8

(5)	Date of First Offering: 6/27/2012

(6)	Amount of Total Offering: 500,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Autonation	6.75	4/15/2018	Specialty-Retail	5.091
PepBoys	7.5	12/15/2014	Specialty-Retail	5.054
Toys R’Us	7.375	10/15/2018	Specialty-Retail	10.389

(8)	Underwriting Spread or Commission: 1%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 6/27/2012

(11) Portfolio Assets on Trade Date: $645,450,319

(12)	Price Paid per Unit: $100

(13)	Total Price Paid by Portfolio: 300,000 bonds @ $100 = $300,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase: 0.046%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 6/27/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	BofA,	JPM,
	WFS,	Comerica,
US Bancorp

(2)	Names of Issuers: Sonic Automotive s 7%

(3)	Title of Securities: SAH 7%

(4)	Cusip: 83545GAU6

(5)	Date of First Offering: 6/25/2012

(6)	Amount of Total Offering: 200,000,000

(7)	Unit Price of Offering: 99.11

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Autonation	6.75	4/15/2018	Specialty-Retail	5.091
PepBoys	7.5	12/15/2014	Specialty-Retail	5.054
Toys R’Us	7.375	10/15/2018	Specialty-Retail	10.389

(8)	Underwriting Spread or Commission: 1.75%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 6/25/2012

(11) Portfolio Assets on Trade Date: $632,147,045

(12)	Price Paid per Unit: 99.11

(13)	Total Price Paid by Portfolio: 150,000 bonds @ $99.11 = $148,665

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $99.11 = $495,550

(15)	% of Portfolio Assets Applied to Purchase
0.074%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 6/25/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Citigroup
	Deutsche Bank Securities, Inc.	Goldman, Sachs & Co.
	UBS Securities, LLC	Wells Fargo Securities, LLC

	Junior Co-Managers	Apto Partners, LLC
	Morgan Stanley & Co. LLC	C. L. King & Associates
	Siebert Capital Markets	Capital One Southcoast
	RBS	CIBC
	Ramirez & Co. Inc.	Guzman & Company
	Scotiabank	Lloyds Securities
	The Williams Capital Group, L.P.	MFR Securities, Inc.

(2)	Names of Issuers: Citigroup Inc.

(3)	Title of Securities: C 2.25 08/07/15

(4)	Date of First Offering: 07/31/12

(5)         Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.764

Comparable Securities

1) J.P. Morgan Chase & Co., C#46625HJA9

2) Goldman Sachs Group, C#38141GGT5

3) Bank of America, C#06051GEG0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).

(8)	Years of Issuer’s Operations: 200

(9)	Trade Date: 07/31/12

(10) Portfolio Assets on Trade Date: $618,253,052.99

(11)	Price Paid per Unit: $99.764

(12)	Total Price Paid by Portfolio:
1,055,000 bonds @ $99.764 = $1,052,510.20

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

30,000,000 bonds @ $99.764 = $29,929,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.170%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
200 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 7/31/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Credit Suisse
	Deutsche Bank Securities	J.P. Morgan

	Co-Managers	BofA Merill Lynch
	Goldman, Sachs & Co.	HSBC
	Morgan Stanley	RBS
	Wells Fargo Securities	Barclays
	BNP Paribas	BNY Mellon Capital Markets, LLC
	Mitsubishi UFJ Securities	RBC Capital Markets
	Standard Chartered Bank	The Williams Capital Group, L.P.
UBS Investment Bank

(2)	Names of Issuers: eBay Inc.

(3)	Title of Securities: EBAY 4 07/15/42

(4)	Date of First Offering: 07/19/12

(5)         Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.017

Comparable Securities

1) Time Warner Inc., C#887317AP0

2) Thomas Reuters Corporation, C#884903BH7

3) Time Warner Inc., C#887317AE5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 17

(9)	Trade Date: 07/19/12

(10) Portfolio Assets on Trade Date: $613,720,119.33

(11)	Price Paid per Unit: $99.017

(12)	Total Price Paid by Portfolio:
349,000 bonds @ $99.017 = $345,569.33

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

13,000,000 bonds @ $99.017 = $12,872,210.00

(14)	% of Portfolio Assets Applied to Purchase
0.056%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 7/19/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Citigroup
	RBC Capital Markets	Wells Fargo Securities

	Co-Manager	Capital One Southcoast
	Deutsche Bank Securities	PNC Capital Markets LLC
	Raymond James	SunTrust Robinson Humphrey
	TD Securities	US Bancorp

(2)	Names of Issuers: Federal Realty Investment Trust

(3)	Title of Securities: FRT 3 08/01/22

(4)	Date of First Offering: 07/16/12

(5)         Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $98.743

Comparable Securities

1) Simon Property Group, C#828807CK1

2) ERP Operating LP, C#26884AAZ6

3) Boston Properties LP, C#10112RAS3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 50

(9)	Trade Date: 07/16/12

(10) Portfolio Assets on Trade Date: $623,094,999.68

(11)	Price Paid per Unit: $98.743

(12)	Total Price Paid by Portfolio:
520,000 bonds @ $98.743 = $513,463.60

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000 bonds @ $98.743 = $14,811,450.00

(14)	% of Portfolio Assets Applied to Purchase
0.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
50 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 7/16/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Goldman, Sachs & Co.
	J.P. Morgan Securities LLC	Wells Fargo Securities, LLC

	Co-Manager	Credit Agricole Securities (USA) Inc.
	Keybanc Capital Markets, Inc.	RBC Capital Markets, LLC

(2)	Names of Issuers: HCP, Inc.

(3)	Title of Securities: HCP 3.15 08/01/22

(4)	Date of First Offering: 07/18/12

(5)         Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $98.888

Comparable Securities

1) Ventas Realty LP/Cap Corp, C#92276MAX3

2) Health Care REIT Inc., C#42217KAW6

3) Federal Realty Investment Trust, C#313747AS6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 27

(9)	Trade Date: 07/18/12

(10) Portfolio Assets on Trade Date: $624,210,587.80

(11)	Price Paid per Unit: $98.888

(12)	Total Price Paid by Portfolio:
700,000 bonds @ $98.888 = $692,216.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $98.888 = $19,777,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.111%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
27 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 7/18/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Citigroup	Credit Suisse
Macquarie Securities USA Inc.

(2)	Names of Issuers: Macquarie Bank Ltd.

(3)	Title of Securities: MQGAU 5 02/22/17 144A

(4)	Date of First Offering: 07/11/12

(5)         Amount of Total Offering: $700,000,000

(6)	Unit Price of Offering: $102.517

Comparable Securities

1) Citigroup, C#172967FW6

2) Goldman Sachs Group, C#38143USC6

3) Bank of America, C#06051GEQ8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)	Years of Issuer’s Operations: 42

(9)	Trade Date: 07/11/12

(10) Portfolio Assets on Trade Date: $633,814,661.02

(11)	Price Paid per Unit: $102.517

(12)	Total Price Paid by Portfolio:
740,000 bonds @ $102.517 = $773,631.36

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

23,000,000 bonds @ $102.517 = $23,578,910.00

(14)	% of Portfolio Assets Applied to Purchase
0.122%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
42 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 7/11/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Citigroup
	Deutsche Bank Securities, Inc.	Goldman, Sachs & Co.
	UBS Securities, LLC	Wells Fargo Securities, LLC

	Junior Co-Managers	Apto Partners, LLC
	Morgan Stanley & Co. LLC	C. L. King & Associates
	Siebert Capital Markets	Capital One Southcoast
	RBS	CIBC
	Ramirez & Co. Inc.	Guzman & Company
	Scotiabank	Lloyds Securities
	The Williams Capital Group, L.P.	MFR Securities, Inc.

(2)	Names of Issuers: Citigroup Inc.

(3)	Title of Securities: C 2.25 08/07/15

(4)	Date of First Offering: 07/31/12

(5)         Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.764

Comparable Securities

1) J.P. Morgan Chase & Co., C#46625HJA9

2) Goldman Sachs Group, C#38141GGT5

3) Bank of America, C#06051GEG0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).

(8)	Years of Issuer’s Operations: 200

(9)	Trade Date: 07/31/12

(10) Portfolio Assets on Trade Date: $1,736,889,312.12

(11)	Price Paid per Unit: $99.764

(12)	Total Price Paid by Portfolio:
2,955,000 bonds @ $99.764 = $2,948,026.20

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

30,000,000 bonds @ $99.764 = $29,929,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.170%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
200 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 7/31/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Credit Suisse
	Deutsche Bank Securities	J.P. Morgan

	Co-Managers	BofA Merill Lynch
	Goldman, Sachs & Co.	HSBC
	Morgan Stanley	RBS
	Wells Fargo Securities	Barclays
	BNP Paribas	BNY Mellon Capital Markets, LLC
	Mitsubishi UFJ Securities	RBC Capital Markets
	Standard Chartered Bank	The Williams Capital Group, L.P.
UBS Investment Bank

(2)	Names of Issuers: eBay Inc.

(3)	Title of Securities: EBAY 4 07/15/42

(4)	Date of First Offering: 07/19/12

(5)         Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.017

Comparable Securities

1) Time Warner Inc., C#887317AP0

2) Thomas Reuters Corporation, C#884903BH7

3) Time Warner Inc., C#887317AE5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 17

(9)	Trade Date: 07/19/12

(10) Portfolio Assets on Trade Date: $1,737,689,805.74

(11)	Price Paid per Unit: $99.017

(12)	Total Price Paid by Portfolio:
989,000 bonds @ $99.017 = $979,278.13

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

13,000,000 bonds @ $99.017 = $12,872,210.00

(14)	% of Portfolio Assets Applied to Purchase
0.056%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 7/19/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Citigroup
	RBC Capital Markets	Wells Fargo Securities

	Co-Manager	Capital One Southcoast
	Deutsche Bank Securities	PNC Capital Markets LLC
	Raymond James	SunTrust Robinson Humphrey
	TD Securities	US Bancorp

(2)	Names of Issuers: Federal Realty Investment Trust

(3)	Title of Securities: FRT 3 08/01/22

(4)	Date of First Offering: 07/16/12

(5)         Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $98.743

Comparable Securities

1) Simon Property Group, C#828807CK1

2) ERP Operating LP, C#26884AAZ6

3) Boston Properties LP, C#10112RAS3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 50

(9)	Trade Date: 07/16/12

(10) Portfolio Assets on Trade Date: $1,736,057,200.90

(11)	Price Paid per Unit: $98.743

(12)	Total Price Paid by Portfolio:
1,495,000 bonds @ $98.743 = $1,476,207.85

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000 bonds @ $98.743 = $14,811,450.00

(14)	% of Portfolio Assets Applied to Purchase
0.085%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
50 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 7/16/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Goldman, Sachs & Co.
	J.P. Morgan Securities LLC	Wells Fargo Securities, LLC

	Co-Manager	Credit Agricole Securities (USA) Inc.
	Keybanc Capital Markets, Inc.	RBC Capital Markets, LLC

(2)	Names of Issuers: HCP, Inc.

(3)	Title of Securities: HCP 3.15 08/01/22

(4)	Date of First Offering: 07/18/12

(5)         Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $98.888

Comparable Securities

1) Ventas Realty LP/Cap Corp, C#92276MAX3

2) Health Care REIT Inc., C#42217KAW6

3) Federal Realty Investment Trust, C#313747AS6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0. 65%).

(8)	Years of Issuer’s Operations: 27

(9)	Trade Date: 07/18/12

(10) Portfolio Assets on Trade Date: $1,738,322,536.96

(11)	Price Paid per Unit: $98.888

(12)	Total Price Paid by Portfolio:
1,980,000 bonds @ $98.888 = $1,957,982.40

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $98.888 = $19,777,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.113%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
27 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 7/18/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Citigroup	Credit Suisse
Macquarie Securities USA Inc.

(2)	Names of Issuers: Macquarie Bank Ltd.

(3)	Title of Securities: MQGAU 5 02/22/17 144A

(4)	Date of First Offering: 07/11/12

(5)         Amount of Total Offering: $700,000,000

(6)	Unit Price of Offering: $102.517

Comparable Securities

1) Citigroup, C#172967FW6

2) Goldman Sachs Group, C#38143USC6

3) Bank of America, C#06051GEQ8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)	Years of Issuer’s Operations: 42

(9)	Trade Date: 07/11/12

(10) Portfolio Assets on Trade Date: $1,731,577,645.07

(11)	Price Paid per Unit: $102.517

(12)	Total Price Paid by Portfolio:
2,125,000 bonds @ $102.517 = $2,221,576.53

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

23,000,000 bonds @ $102.517 = $23,578,910.00

(14)	% of Portfolio Assets Applied to Purchase
0.128%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
42 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 7/11/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Deutsche Bank Securities Inc,	Fifth Third Securities Inc,
	Mitsubishi UFJ Securities USA Inc,	Scotia Capital USA Inc,
	UBS Securities LLC,	Goldman Sachs & Co,
	JP Morgan Securities,	Merrill Lynch Pierce Fenner & Smith,
	Morgan Stanley & Co Inc,	RBC Capital Markets LLC,
	SunTrust Robinson Humphrey Inc,	Wells Fargo Securities LLC,
	Citigroup Global Markets Inc,	Credit Agricole Securities USA Inc,
Credit Suisse Securities USA LLC

(2)	Names of Issuers: COMMUNITY HEALTH SYS 7.125%

(3)	Title of Securities: CYH 7.125%

(4)	Cusip: 12543DAQ3

(5)	Date of First Offering: 7/9/2012

(6)	Amount of Total Offering: 1,200,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
DAVITA INC	6.375	11/01/18	Health Facilities	6.372
HCA INC	6.75	07/15/13	Health Facilities	6.675
HEALTHSOUTH CORP	7.25	3/15/2022	Health Facilities	7.25

(8)	Underwriting Spread or Commission: 2%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 7/9/12

(11) Portfolio Assets on Trade Date: $656,833,646

(12)	Price Paid per Unit: 100.00

(13)	Total Price Paid by Portfolio: 1,050,000 bonds @ $100 = $1,050,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $100 = $7,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.087%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 7/9/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Bank of America,	Merrill Lynch,
	Barclays Capital,	Citigroup Global Markets Inc,
	Goldman Sachs & Co,	JP Morgan Securities,
	Wells Fargo Securities LLC,	HSBC Securities,
	ING Financial Markets,	Natixis Securities North America,
	RBC Capital Markets,	SMBC Nikko Securities America Inc,
BS Securities LLC, Goldman Sachs & Co

(2)	Names of Issuers: BIOMET INC 6.5%

(3)	Title of Securities: BMET 6.5%

(4)	Cusip: 090613AF7

(5)	Date of First Offering: 7/25/2012

(6)	Amount of Total Offering: 1,000,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ALERE INC	7.875%	02/01/2016	Healthcare - Medical Products	6.119%
HEALTH NET INC	6.375%	06/01/2017	Healthcare - Managed Care	5.595%
CENTENE CORP	5.75%	06/01/2017	Healthcare - Managed Care	4.61%

(8)	Underwriting Spread or Commission: 1.75%.

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 7/25/2012

(11) Portfolio Assets on Trade Date: $645,790,071

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 350 bonds @ $100 = $350,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000.00

(15)	% of Portfolio Assets Applied to Purchase
0.0542%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 7/25/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Bank of America,	Merrill Lynch, Barclays Capital,
	Credit Suisse,	Deutsche Bank Securities Inc,
	Goldman Sachs & Co,	JP Morgan,
	UBS Securities LLC,	Wells Fargo Securities LLC

(2)	Title of Securities: HDSUPP 8.125%

(3)	Cusip: 40415RAE5

(4)	Date of First Offering: 7/30/2012

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: 107.5

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
HANSON LTD	6.125%	08/15/2016	Basic Industry-Building Materials	3.764%
LAFARGE SA	6.5%	07/15/2016	Basic Industry-Building Materials	4.143%
MASCO CORP	6.625%	04/15/2018	Basic Industry-Building Materials	5.576%

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 7/30/2012

(11) Portfolio Assets on Trade Date: $648,632,564

(12)	Price Paid per Unit: 107.50

(13)	Total Price Paid by Portfolio: 475,000 bonds @ $107.50 = $510,625.00

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,500,000 bonds @ $107.50 = $1,612,500.00

(15)	% of Portfolio Assets Applied to Purchase
0.0787%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 7/30/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Bank of America,	Merrill Lynch,
	Deutsche Bank Securities Inc,	UBS Securities LLC,
	BMO Capital Markets Corp,	Citigroup Global Markets Inc,
	Citigroup Global Markets Inc,	JP Morgan Securities,
	PNC Capital Markets,	PNC Capital Markets,
Wells Fargo Securities LLC

(2)	Names of Issuers: LENNAR CORP 4.75%

(3)	Title of Securities: LEN 4.75%

(4)	Cusip: 526057BH6

(5)	Date of First Offering: 7/17/2012

(6)	Amount of Total Offering: 350,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
KB HOME	7.5%	09/15/2022	Building & Construction	7.285%
K HOVNANIAN ENTERPRISES	8.625%	01/15/2017	Building & Construction	15.118%
D.R. HORTON INC	4.75%	05/15/2017	Building & Construction	3.712%

(8)	Underwriting Spread or Commission: 1%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 7/17/2012

(11) Portfolio Assets on Trade Date: $657,003,288

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 350,000 bonds @ $100 = $350,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.053%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 7/17/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Bank of America,	Merrill Lynch,
	Deutsche Bank Securities Inc,	Goldman Sachs & Co,
	JP Morgan Securities,	Credit Suisse,
	Citigroup Global Markets Inc,	HSBC Securities,
Wells Fargo Securities LLC

(2)	Title of Securities: TOY 10.375%

(3)	Cusip: 892335AM2

(4)	Date of First Offering: 7/26/2012

(5)	Amount of Total Offering: 450,000,000

(6)	Unit Price of Offering: 99.033

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Autonation	6.75	4/15/2018	Specialty-Retail	5.091
PepBoys	7.5	12/15/2014	Specialty-Retail	5.054
Toys R’Us	7.375	10/15/2018	Specialty-Retail	10.389

(8)	Underwriting Spread or Commission: 1.75%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 7/26/2012

(11) Portfolio Assets on Trade Date: $646,370,759

(12)	Price Paid per Unit: 99.033

(13)	Total Price Paid by Portfolio: 825,000 bonds @ $99.033 = $817,022.25

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $99.033 = $1,980,660

(15)	% of Portfolio Assets Applied to Purchase
0.1264%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 7/30/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch ,
	BMO Capital Markets Corp,	Banco Bilbao Vizcaya Argentaria,
	Bosc Inc,	CIBC World, Markets,
	Comerica Securities,	Credit Agricole Securities USA Inc,
Wells Fargo Securities LLC

(2)	Names of Issuers: UNIT CORP 6.625%

(3)	Title of Securities: UNTUS 6.625%

(4)	Cusip: 909218AC3

(5)	Date of First Offering: 7/12/2012

(6)	Amount of Total Offering: $400,000,000

(7)	Unit Price of Offering: 98.75

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
KEY ENERGY SERVICES INC	6.75%	03/01/2021	Oil Field Equipment & Services	6.512%
CGG VERITAS	7.75%	05/15/2017	Oil Field Equipment & Services	5.679%
ATWOOD OCEANICS INC	6.5%	02/01/2020	Oil Field Equipment & Services	5.025%

(8)	Underwriting Spread or Commission: 1.875%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 7/12/2012

(11) Portfolio Assets on Trade Date: $653,080,191

(12)	Price Paid per Unit: $98.75

(13)	Total Price Paid by Portfolio: 2,575,000 bonds @ $98.75 = $2,542,812.50

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $98.75 = $6,912,500

(15)	% of Portfolio Assets Applied to Purchase
0.389%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 7/12/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Barclays Capital,	Citigroup Global Markets Inc,
	Deutsche Bank Securities Inc,	JP Morgan Securities,
	RBS Securities Inc,	TD Securities USA LLC,
	Wells Fargo Securities LLC,	Raymond James & Associates Inc,
SunTrust Robinson Humphrey Inc

(2)	Names of Issuers: SBA TELECOMMUNICATIONS 5.75%

(3)	Title of Securities: SBAC 5.75%

(4)	Cusip: 78401FAE7

(5)	Date of First Offering: 7/10/2012

(6)	Amount of Total Offering: 800,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
METROPCS WIRELESS INC	7.875%	09/01/2018	Telecom - Wireless	6.117%
NII CAPITAL CORP	7.625%	4/1/2021	Telecom - Wireless	13.188%
GEOEYE INC	8.625%	10/01/2016	Telecom - Wireless	4.868%

(8)	Underwriting Spread or Commission: 1.6%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 7/10/12

(11) Portfolio Assets on Trade Date: $657,604,949

(12)	Price Paid per Unit: 100.00

(13)	Total Price Paid by Portfolio: 200,000 bonds @ $100 = $200,000.00

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,000,000 bonds @ $100 = $4,000,000.00

(15)	% of Portfolio Assets Applied to Purchase
0.03%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 7/10/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	J.P. Morgan
	RBC Capital Markets	RBS.
Wells Fargo Securities

	Co-Manager(s)	Barclays Capital, Inc.
	BofA Merrill Lynch	Comerica Securities
	Credit Suisse	Deutsche Bank Securities
	Mitsubishi UFJ Securities	Mizuho Securities USA, Inc.
	PNC Capital Markets, LLC	SunTrust Robinson Humphrey
	UBS Securities, LLC	U.S. Bancorp.

(2)	Names of Issuers: CenterPoint Energy Houston Electric, LLC

(3)	Title of Securities: CNP 3.55 08/01/42

(4)	Date of First Offering: 08/07/12

(5)         Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.744

Comparable Securities

1) Detroit Edison, C#250847EK2

2) Westar Energy, C#95709TAH3

3) Southern Cal Edison, C#842400FV0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 130

(9)	Trade Date: 8/07/12

(10) Portfolio Assets on Trade Date: $620,143,579.29

(11) Price Paid per Unit: $99.744

(12)	Total Price Paid by Portfolio:
940,000 bonds @ $99.744 = $937,593.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,000,000 bonds @ $99.744 = $26,930,880.00

(14)	% of Portfolio Assets Applied to Purchase
0.151%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
130 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 8/7/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Citigroup Global Markets
	RBS Securities	Wells Fargo Securities, LLC
	Deutsche Bank Securities	Mitsubishi UFJ Securities (USA), LLC

	Co-Manager(s)	SunTrust Robinson Humphrey, Inc.
	DNB Markets LLC	ING Financial Markets LLC
	Natixis Securities Americas LLC	Scotia Capital (USA) Inc.
	SMBC Nikko Capital Markets Limited	TD Securities (USA) LLC

(2)	Names of Issuers: Kinder Morgan Energy Partners, L.P.

(3)	Title of Securities: KMP 5 08/15/42

(4)	Date of First Offering: 08/08/12

(5)         Amount of Total Offering: $625,000,000

(6)	Unit Price of Offering: $99.308

Comparable Securities

1) Enterprise Products Operating LLC, C#29379VAW3

2) Plains All American Pipeline, C#72650RBA9

3) Oneok Partners LP, C#68268NAG8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8)	Years of Issuer’s Operations: 15

(9)	Trade Date: 8/08/12

(10) Portfolio Assets on Trade Date: $620,411,928.21

(11) Price Paid per Unit: $99.308

(12)	Total Price Paid by Portfolio:
420,000 bonds @ $99.308 = $417,093.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.308 = $11,916,960

(14)	% of Portfolio Assets Applied to Purchase
0.067%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
15 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 8/8/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BNP Paribas
Wells Fargo & Co

	Co-Manager(s)	BNY Capital Markets
	Citigroup Global Markets Inc.	Mizuho Securities USA Inc.
	RBC Capital Markets	Scotia Capital Inc.
USB Capital Resources Inc

(2)	Names of Issuers: Northern Natural Gas Company

(3)	Title of Securities: MIDAM 4.1 09/15/42 144A

(4)	Date of First Offering: 08/22/12

(5)         Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $99.826

Comparable Securities

1) Southern California Gas Co., C#842434CJ9

2) Atmos Energy Corporation, C#049560AK1

3) AGL Capital Corporation, C#001192AH6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 82

(9)	Trade Date: 8/22/12

(10) Portfolio Assets on Trade Date: $625,864,927.96

(11) Price Paid per Unit: $99.826

(12)	Total Price Paid by Portfolio:
560,000 bonds @ $99.826 = $559,025.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.826 = $14,973,900.00

(14)	% of Portfolio Assets Applied to Purchase
0.089%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
82 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 8/22/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	JP Morgan Securities
Citigroup

	Co-Manager(s)	BofA Merrill Lynch
	BNP Paribas	Deutsche Bank
	HSBC	Mitsubishi UFJ Securities
	SMBC Nikko	TD Securities
	US Bancorp	Wells Fargo Securities

(2)	Names of Issuers: Omnicom Group

(3)	Title of Securities: OMC 3.625 5/01/22

(4)	Date of First Offering: 8/6/12 (Reopening)

(5)         Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $105.287

Comparable Securities

1) Google, C#38259PAB8

2) EBay C#278642AC7

3) Time Warner, C#887317AN5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 26

(9)	Trade Date: 8/06//12

(10) Portfolio Assets on Trade Date: $621,769,367.15

(11) Price Paid per Unit: $105.287

(12)	Total Price Paid by Portfolio:
700,000 bonds @ $105.287 = $744,480.53

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $105.287 = $21,270,872.22

(14)	% of Portfolio Assets Applied to Purchase
0.120%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
26 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 8/6/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Citigroup
	JP Morgan Securities Inc	Santander

	Co-Manager(s)	Deutsche Bank
Wells Fargo Securities

(2)	Names of Issuers: Santander Drive Auto Receivables LLC

(3)	Title of Securities: SDART 2012-5 A2

(4)	Date of First Offering: 08/07/12

(5)         Amount of Total Offering: $340,000,000

(6)	Unit Price of Offering: $99.99685

Comparable Securities

1) Discover Card – C# 254683AQ8

2) Discover Card - C# 254683AR6

3) American Express – C# 02582JFX3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.17%).

(8)	Years of Issuer’s Operations: 155

(9)	Trade Date: 8/17/12

(10) Portfolio Assets on Trade Date: $620,143,579.29

(11)	Price Paid per Unit: $99.99685

(12)	Total Price Paid by Portfolio:
1,223,000 bonds @ $99.99685 = $1,222,961.48

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.99685 = $49,998,425.00

(14)	% of Portfolio Assets Applied to Purchase
0.197%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
155 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 8/17/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Citigroup
	JP Morgan Securities Inc	Santander

	Co-Manager(s)	Deutsche Bank
Wells Fargo Securities

(2)	Names of Issuers: Santander Drive Auto Receivables LLC

(3)	Title of Securities: SDART 2012-5 A3

(4)	Date of First Offering: 08/07/12

(5)	Amount of Total Offering: $174,200,000

(6)	Unit Price of Offering: $99.99495

Comparable Securities

1) Discover Card – C# 254683AQ8

2) Discover Card - C# 254683AR6

3) American Express – C# 02582JFX3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.20%).

(8)	Years of Issuer’s Operations: 155

(9)	Trade Date: 8/07/12

(10)	Portfolio Assets on Trade Date: $620,143,579.29

(11)	Price Paid per Unit: $99.99495

(12)	Total Price Paid by Portfolio:
698,000 bonds @ $99.99495 = $697,964.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.99495 = $29,998,485.00

(14)	% of Portfolio Assets Applied to Purchase
0.113%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
155 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 8/7/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BNP Paribas
	Credit Suisse	Citigroup
	Morgan Stanley	RBC Capital Markets

	Co-Manager(s)	Barclays
	Mizuho Securities USA, Inc.	BNY Mellon Capital Markets, LLC
	RBS Securities Inc.	Credit Agricole Securities CIB
	Ramirez & Co., Inc.	Deutsche Bank Securities
	SMBC Nikko	Goldman, Sachs & Co.
	UBS Investment Bank	J.P. Morgan Securities
	U.S. Bancorp	Lloyds Securities
	The Williams Capital Group	Mitsubishi UFJ Securities
Wells Fargo Securities

(2)	Names of Issuers: Time Warner Cable Inc.

(3)	Title of Securities: TWC 4.5 09/15/42

(4)	Date of First Offering: 08/07/12

(5)         Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.439

Comparable Securities

1) CBS Corporation, C#124857AJ2

2) DIRECTV Holdings, C#25459HAZ8

3) Comcast Corporation, C#20030NBE0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 23

(9)	Trade Date: 8/07//12

(10) Portfolio Assets on Trade Date: $620,143,579.29

(11) Price Paid per Unit: $99.439

(12)	Total Price Paid by Portfolio:
490,000 bonds @ $99.439 = $487,251.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
24,000,000 bonds @ $99.439 = $23,865,360.00

(14)	% of Portfolio Assets Applied to Purchase
0.079%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
23 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 8/7/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	J.P. Morgan
	RBC Capital Markets	RBS.
Wells Fargo Securities

	Co-Manager(s)	Barclays Capital, Inc.
	BofA Merrill Lynch	Comerica Securities
	Credit Suisse	Deutsche Bank Securities
	Mitsubishi UFJ Securities	Mizuho Securities USA, Inc.
	PNC Capital Markets, LLC	SunTrust Robinson Humphrey
	UBS Securities, LLC	U.S. Bancorp.

(2)	Names of Issuers: CenterPoint Energy Houston Electric, LLC

(3)	Title of Securities: CNP 3.55 08/01/42

(4)	Date of First Offering: 08/07/12

(5)         Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.744

Comparable Securities

1) Detroit Edison, C#250847EK2

2) Westar Energy, C#95709TAH3

3) Southern Cal Edison, C#842400FV0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 130

(9)	Trade Date: 8/07/12

(10) Portfolio Assets on Trade Date: $1,732,462,444.22

(11) Price Paid per Unit: $99.744

(12)	Total Price Paid by Portfolio:
2,635,000 bonds @ $99.744 = $2,628,254.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
27,000,000 bonds @ $99.744 = $26,930,880.00

(14)	% of Portfolio Assets Applied to Purchase
0.152%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
130 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 8/7/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	JP Morgan Securities
Citigroup

	Co-Manager(s)	BofA Merrill Lynch
	BNP Paribas	Deutsche Bank
	HSBC	Mitsubishi UFJ Securities
	SMBC Nikko	TD Securities
	US Bancorp	Wells Fargo Securities

(2)	Names of Issuers: Omnicom Group

(3)	Title of Securities: OMC 3.625 5/01/22

(4)	Date of First Offering: 8/6/12 (Reopening)

(5)         Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $105.287

Comparable Securities

1) Google, C#38259PAB8

2) EBay C#278642AC7

3) Time Warner, C#887317AN5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 26

(9)	Trade Date: 8/06//12

(10) Portfolio Assets on Trade Date: $1,736,926,209.22

(11) Price Paid per Unit: $105.287

(12)	Total Price Paid by Portfolio:
1,950,000 bonds @ $105.287 = $2,073,910.04

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $105.287 = $21,270,872.22

(14)	% of Portfolio Assets Applied to Purchase
0.119%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
26 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 8/6/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Citigroup Global Markets
	RBS Securities	Wells Fargo Securities, LLC
	Deutsche Bank Securities	Mitsubishi UFJ Securities (USA), LLC

	Co-Manager(s)	SunTrust Robinson Humphrey, Inc.
	DNB Markets LLC	ING Financial Markets LLC
	Natixis Securities Americas LLC	Scotia Capital (USA) Inc.
	SMBC Nikko Capital Markets Limited	TD Securities (USA) LLC

(2)	Names of Issuers: Kinder Morgan Energy Partners, L.P.

(3)	Title of Securities: KMP 5 08/15/42

(4)	Date of First Offering: 08/08/12

(5)         Amount of Total Offering: $625,000,000

(6)	Unit Price of Offering: $99.308

Comparable Securities

1) Enterprise Products Operating LLC, C#29379VAW3

2) Plains All American Pipeline, C#72650RBA9

3) Oneok Partners LP, C#68268NAG8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8)	Years of Issuer’s Operations: 15

(9)	Trade Date: 8/08/12

(10) Portfolio Assets on Trade Date: $1,732,038,372.84

(11) Price Paid per Unit: $99.308

(12)	Total Price Paid by Portfolio:
1,170,000 bonds @ $99.308 = $1,161,903.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.308 = $11,916,960

(14)	% of Portfolio Assets Applied to Purchase
0.067%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
15 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 8/8/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BNP Paribas
Wells Fargo & Co

	Co-Manager(s)	BNY Capital Markets
	Citigroup Global Markets Inc.	Mizuho Securities USA Inc.
	RBC Capital Markets	Scotia Capital Inc.
USB Capital Resources Inc

(2)	Names of Issuers: Northern Natural Gas Company

(3)	Title of Securities: MIDAM 4.1 09/15/42 144A

(4)	Date of First Offering: 08/22/12

(5)         Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $99.826

Comparable Securities

1) Southern California Gas Co., C#842434CJ9

2) Atmos Energy Corporation, C#049560AK1

3) AGL Capital Corporation, C#001192AH6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 82

(9)	Trade Date: 8/22//12

(10) Portfolio Assets on Trade Date: $1,731,622,812.46

(11) Price Paid per Unit: $99.826

(12)	Total Price Paid by Portfolio:
1,555,000 bonds @ $99.826 = $1,552,294.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.826 = $14,973,900.00

(14)	% of Portfolio Assets Applied to Purchase
0.090%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
82 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 8/22/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Citigroup
	JP Morgan Securities Inc	Santander

	Co-Manager(s)	Deutsche Bank
Wells Fargo Securities

(2)	Names of Issuers: Santander Drive Auto Receivables LLC

(3)	Title of Securities: SDART 2012-5 A2

(4)	Date of First Offering: 08/07/12

(5)         Amount of Total Offering: $340,000,000

(6)	Unit Price of Offering: $99.99685

Comparable Securities

1) Discover Card – C# 254683AQ8

2) Discover Card - C# 254683AR6

3) American Express – C# 02582JFX3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.17%).

(8)	Years of Issuer’s Operations: 155

(9)	Trade Date: 8/17/12

(10)	Portfolio Assets on Trade Date: $1,732,462,444.22

(11)	Price Paid per Unit: $99.99685

(12)	Total Price Paid by Portfolio:
3,415,000 bonds @ $99.99685 = $3,414,892.43

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.99685 = $49,998,425.00

(14)	% of Portfolio Assets Applied to Purchase
0.197%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
155 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 8/17/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Citigroup
	JP Morgan Securities Inc	Santander

	Co-Manager(s)	Deutsche Bank
Wells Fargo Securities

(2)	Names of Issuers: Santander Drive Auto Receivables LLC

(3)	Title of Securities: SDART 2012-5 A3

(4)	Date of First Offering: 08/07/12

(5)	Amount of Total Offering: $174,200,000

(6)	Unit Price of Offering: $99.99495

Comparable Securities

1) Discover Card – C# 254683AQ8

2) Discover Card - C# 254683AR6

3) American Express – C# 02582JFX3

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.20%).

(8)	Years of Issuer’s Operations: 155

(9)	Trade Date: 8/07/12

(10) Portfolio Assets on Trade Date: $1,732,462,444.22

(11)	Price Paid per Unit: $99.99495

(12)	Total Price Paid by Portfolio:
1,950,000 bonds @ $99.99495 = $1,949,901.53

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.99495 = $29,998,485.00

(14)	% of Portfolio Assets Applied to Purchase
0.113%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
155 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 8/7/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BNP Paribas
	Credit Suisse	Citigroup
	Morgan Stanley	RBC Capital Markets

	Co-Manager(s)	Barclays
	Mizuho Securities USA, Inc.	BNY Mellon Capital Markets, LLC
	RBS Securities Inc.	Credit Agricole Securities CIB
	Ramirez & Co., Inc.	Deutsche Bank Securities
	SMBC Nikko	Goldman, Sachs & Co.
	UBS Investment Bank	J.P. Morgan Securities
	U.S. Bancorp	Lloyds Securities
	The Williams Capital Group	Mitsubishi UFJ Securities
Wells Fargo Securities

(2)	Names of Issuers: Time Warner Cable Inc.

(3)	Title of Securities: TWC 4.5 09/15/42

(4)	Date of First Offering: 08/07/12

(5)         Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.439

Comparable Securities

1) CBS Corporation, C#124857AJ2

2) Directv Holdings, C#25459HAZ8

3) Comcast Corporation, C#20030NBE0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 23

(9)	Trade Date: 8/07/12

(10) Portfolio Assets on Trade Date: $1,732,462,444.22

(11) Price Paid per Unit: $99.439

(12)	Total Price Paid by Portfolio:
1,365,000 bonds @ $99.439 = $1,357,342.35

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
24,000,000 bonds @ $99.439 = $23,865,360.00

(14)	% of Portfolio Assets Applied to Purchase
0.078%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
23 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 8/7/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Citigroup Global Markets Inc,
	Credit Suisse,	Deutsche Bank Securities Inc,
	HSBC Securities,	SunTrust Robinson Humphrey,
Wells Fargo Securities LLC

	Co-Managers:	Bank of America Merrill Lynch,
Goldman Sachs & Co

(2)	Names of Issuers: FIRST DATA CORPORATION 6.75%

(3)	Title of Securities: FDC 6.75%

(4)	Cusip: 319963BE3

(5)	Date of First Offering: 8/2/2012

(6)	Amount of Total Offering: 1,300,000,000

(7)	Unit Price of Offering: 99.193

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
UNISYS CORP	12.5%	01/15/2016	Technology & Electronics- Software/Services	3.844%
NOKIA CORP	6.625%	05/15/2039	Technology & Electronics - Electronics	8.673%
JABIL CIRCUIT INC	5.625%	12/15/2020	Technology & Electronics- Electronics	4.635%

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10) Trade Date: 8/2/12

(11) Portfolio Assets on Trade Date: $649,753,892

(12)	Price Paid per Unit: 99.193

(13)	Total Price Paid by Portfolio: 625,000 bonds @ $99.123 = $619,518.75

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $99.123= $1,982,460

(15)	% of Portfolio Assets Applied to Purchase
0.0953%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 8/2/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	JP Morgan Securities,
	Merrill Lynch Pierce Fenner & S,	RBS Securities Inc

	Co-Managers:	Mitsubishi UFJ Securities USA In,
	US Bancorp Investments Inc,	Wells Fargo Securities LLC,
	Capital One Southcoast Inc,	Citigroup Global Markets Inc,
	Lloyds Securities Inc,	TD Securities USA LLC,
UBS Securities LLC

(2)	Names of Issuers: CONTINENTAL RESOURCES 5%

(3)	Title of Securities: CLR 5%

(4)	Cusip: 212015AJ0

(5)	Date of First Offering: 8/13/2012

(6)	Amount of Total Offering: 1,200,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
EV ENERGY	8	04/15/2019	Energy - Exploration & Production	7.224
QUICKSILVER RESOURCES IN	7.125	04/01/2016	Energy - Exploration & Production	14.646
MCMORAN EXPLORATION CO	11.875	11/15/2014	Energy - Exploration & Production	7.81

(8)	Underwriting Spread or Commission: 1.375%

(9)	Years of Issuer’s Operations: > 3 years

(10) Trade Date: 8/13/12

(11) Portfolio Assets on Trade Date: $652,353,577

(12)	Price Paid per Unit: 102.375

(13)	Total Price Paid by Portfolio: 1,250,000 bonds @ $102.375= $1,279,687.50

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,000,000 bonds @ $102.375= $4,095,000

(15)	% of Portfolio Assets Applied to Purchase
0.1962%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 8/13/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Citigroup Global Markets Inc,
	Credit Agricole Securities USA Inc,	Credit Suisse Securities USA LLC,
	Goldman Sachs & Co,	JP Morgan Securities,
	Merrill Lynch Pierce Fenner & Smith,	Morgan Stanley & Co Inc,
	RBC Capital Markets LLC,	SunTrust Robinson Humphrey Inc,
Wells Fargo Securities LLC

	Co-Managers:	Deutsche Bank Securities Inc,
	Fifth Third Securities Inc,	Mitsubishi UFJ Securities USA Inc,
	Scotia Capital USA Inc,	UBS Securities LLC

(2)	Names of Issuers: COMMUNITY HEALTH SYS 5.125%

(3)	Title of Securities: CYH 5.125%

(4)	Cusip: 12543DAR1

(5)	Date of First Offering: 8/8/2012

(6)	Amount of Total Offering: 1,600,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
DAVITA INC	6.375	11/01/18	Health Facilities	6.372
HCA INC	6.75	07/15/13	Health Facilities	6.675
HEALTHSOUTH CORP	7.25	3/15/2022	Health Facilities	7.25

(8)	Underwriting Spread or Commission: 1.4657%

(9)	Years of Issuer’s Operations: > 3 years

(10) Trade Date: 8/8/12

(11) Portfolio Assets on Trade Date: $652,612,386

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 450,000 bonds @ $100 = $450,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,500,000 bonds @ $100 = $4,500,000

(15)	% of Portfolio Assets Applied to Purchase
0.0690%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 8/8/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Barclays Capital,
	Credit Suisse Securities USA LLC,	Goldman Sachs & Co,
	JP Morgan Securities,	Merrill Lynch Pierce Fenner & S,
	Morgan Stanley & Co Inc,	SunTrust Robinson Humphrey In,
Wells Fargo Securities LLC

	Co-Managers:	Credit Agricole Securities USA I,
	Mitsubishi UFJ Securities USA In,	Scotia Capital USA Inc,
SMBC Nikko Capital Markets Ltd

(2)	Names of Issuers: DAVITA INC 5.75%

(3)	Title of Securities: DVA 5.75%

(4)	Cusip: 23918KAP3

(5)	Date of First Offering: 8/14/2012

(6)	Amount of Total Offering: 1,250,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
COMMUNITY HEALTH SYS	7.125	07/15/2020	Health Facilities	6.15
HCA INC	6.75	07/15/13	Health Facilities	6.675
HEALTHSOUTH CORP	7.25	3/15/2022	Health Facilities	7.25

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10) Trade Date: 8/14/12

(11) Portfolio Assets on Trade Date: $652,307,416

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 350,000 bonds @ $100= $350,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100= $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.05365%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 8/14/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Citigroup Global Markets Inc,
	Deutsche Bank Securities Inc,	JP Morgan Securities,
	Nomura Securities International,	Wells Fargo Securities LLC

Co-Managers:

(2)	Names of Issuers: EP ENER/EVEREST ACQ FIN 7.75%

(3)	Title of Securities: EPENEG 7.75%

(4)	Cusip: 268787AA6

(5)	Date of First Offering: 8/8/2012

(6)	Amount of Total Offering: 350,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
EV ENERGY PARTNERS/FINAN	8%	04/15/2019	Energy - Exploration & Production	7.224%
QUICKSILVER RESOURCES IN	7.125%	04/01/2016	Energy - Exploration & Production	14.646%
MCMORAN EXPLORATION CO	11.875%	11/15/2014	Energy - Exploration & Production	7.81%

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10) Trade Date: 8/8/12

(11) Portfolio Assets on Trade Date: $652,612,386

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 340,000 bonds @ $100 = $340,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.0521%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 8/8/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Goldman Sachs & Co
	JP Morgan Securities	Merrill Lynch Pierce Fenner & Smit, Wells Fargo Securities LLC,

	Co-Managers:	BNY
	Mellon Capital Markets LLC	Credit Agricole Securities USA Inc
	Credit Suisse Securities USA LLC	Deutsche Bank Securities Inc
	Morgan Stanley & Co Inc	PNC Capital Markets
	RBC Capital Markets LLC	Scotia Capital USA Inc

(2)	Names of Issuers: HOST HOTELS & RESORTS LP 4.75%

(3)	Title of Securities: HST 4.75%

(4)	Cusip: 44107TAT3

(5)	Date of First Offering: 8/2/2012

(6)	Amount of Total Offering: 450,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
CHOICE HOTELS	5.75%	7/1/2022	Services - Hotels	1.269%
ROYAL CARIBBEAN	11.875%	07/15/2015	Services - Leisure	3.23%
PINNACLE ENTERTAINMENT	7.75%	04/01/2022	Services- Gaming	6.47%

(8)	Underwriting Spread or Commission: 1.75%

(9)	Years of Issuer’s Operations: > 3 years

(10) Trade Date: 8/2/12

(11) Portfolio Assets on Trade Date: 649,753,892

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 800,000 bonds @ $100 = $800,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,500,000 bonds @ $100 = $2,500,000

(15)	% of Portfolio Assets Applied to Purchase
0.123%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 8/2/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	Barclays Capital,	HSBC Securities,
	JP Morgan Securities,	Morgan Stanley,
	RBS Securities Corp,	Scotia Capital Inc

	Co-Managers:	Credit Agricole CIB,
	EA Markets Securities LLC,	Lebenthal & Co Inc,
	PNC Capital Markets,	TD Securities,
Wells Fargo Securities LLC

(2)	Names of Issuers: IRON MOUNTAIN INC 5.75%

(3)	Title of Securities: IRM 5.75%

(4)	Cusip: 46284PAP9

(5)	Date of First Offering: 8/7/2012

(6)	Amount of Total Offering: 1,000,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
SERVICEMASTER COMPANY	7.45%	08/15/2027	Support-Services	9.578%
SABRE HOLDINGS CORP	6.35%	03/15/2016	Support-Services	8.764%
UR MERGER SUB CORP	9.25%	12/15/2019	Support-Services	5.322%

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10) Trade Date: 8/7/12

(11) Portfolio Assets on Trade Date: $652,497,815

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 350,000 bonds @ $100 = $350,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100 = $3,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.0536%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 8/7/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Citigroup Barclays Capital,
Morgan Stanley & Co Inc

	Co-Managers:	Global Markets Inc,
	Credit Suisse Securities USA LLC,	Deutsche Bank Securities Inc,
	Evercore Partners Inc,	Raymond James & Associates Inc,
	UBS Securities LLC,	Wells Fargo Securities LLC

(2)	Names of Issuers: NUANCE COMMUNICATIONS 5.375

(3)	Title of Securities: NUAN 5.375%

(4)	Cusip: 67020YAD2

(5)	Date of First Offering: 8/9/12

(6)	Amount of Total Offering: 700,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
UNISYS CORP	12.5	01/15/2016	Technology & Electronics - Software/Services	3.844
NOKIA CORP	6.625	05/15/2039	Technology & Electronics - Electronics	8.673
JABIL CIRCUIT INC	5.625	12/15/2020	Technology & Electronics - Electronics	4.635

(8)	Underwriting Spread or Commission: 1.375%

(9)	Years of Issuer’s Operations: > 3 years

(10) Trade Date: 8/9/12

(11) Portfolio Assets on Trade Date: $652,474,868

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 675,000 bonds @ $100 = $675,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $100 = $5,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.1035%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 8/9/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America Merrill Lynch,
	JP Morgan,	RBS Securities Corp,
Wells Fargo & Co

	Co-Managers:	BNP Paribas,
	Stephens Inc,	US Bancorp Investments Inc

(2)	Names of Issuers: PENSKE AUTO GROUP INC 5.75%

(3)	Title of Securities: PAG 5.75%

(4)	Cusip: 70959WAD5

(5)	Date of First Offering: 8/14/2012

(6)	Amount of Total Offering: 550,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Autonation	6.75	4/15/2018	Specialty-Retail	5.091
PepBoys	7.5	12/15/2014	Specialty-Retail	5.054
Toys R’Us	7.375	10/15/2018	Specialty-Retail	10.389

(8)	Underwriting Spread or Commission: 1.375%

(9)	Years of Issuer’s Operations: > 3 years

(10) Trade Date: 8/14/12

(11) Portfolio Assets on Trade Date: $652,307,416

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 170,000 bonds @ $100= $170,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100= $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.026%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 8/14/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Barclays Capital,
	Citigroup Global Markets Inc,	JP Morgan Securities,
	Merrill Lynch Pierce Fenner & Sm,	RBC Capital Markets LLC,
	RBS Securities Inc,	Wells Fargo Securities LLC

	Co-Managers:	BNY
	Mellon Capital Markets LLC,	CIBC World Markets,
	Deutsche Bank Securities Inc,	Goldman Sachs & Co,
Scotia Capital USA Inc

(2)	Names of Issuers: PHH CORP 7.375%

(3)	Title of Securities: PHH 7.375%

(4)	Cusip: 693320AR4

(5)	Date of First Offering: 8/9/2012

(6)	Amount of Total Offering: 275,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
UNITED RENTALS NORTH AMECOMPANY	8.375%	09/15/2020	Support-Services	6.309%
SABRE HOLDINGS CORP	6.35%	03/15/2016	Support-Services	8.764%
UR MERGER SUB CORP	9.25%	12/15/2019	Support-Services	5.322%

(8)	Underwriting Spread or Commission: 1.786%

(9)	Years of Issuer’s Operations: > 3 years

(10) Trade Date: 8/9/12

(11) Portfolio Assets on Trade Date: $652,474,868

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 840,000 bonds @ $100 = $840,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,500,00 bonds @ $100 = $2,500,000

(15)	% of Portfolio Assets Applied to Purchase
0.1287%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 8/9/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Barclays Capital,
	JP Morgan Securities	Merrill Lynch Pierce Fenner & Smith,
	Rabo Securities USA Inc,	Wells Fargo Securities LLC

	Co-Managers:	HSBC Securities,
Mitsubishi UFJ Securities USA Inc

(2)	Names of Issuers: CONSTELLATION BRANDS INC 4.625%

(3)	Title of Securities: STZ 4.625%

(4)	Cusip: 21036PAJ7

(5)	Date of First Offering: 8/6/2012

(6)	Amount of Total Offering: 650,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
AMERICAN GREETINGS	7.375%	12/01/2021	Consumer-Products	3.422%
CENTRAL GARDEN & PET CO	8.25%	03/01/2018	Consumer-Products	6.75%
JARDEN CORP	7.5%	05/01/2017	Consumer-Products	4.121%

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10) Trade Date: 8/6/12

(11) Portfolio Assets on Trade Date: $651,814,168

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 350,000 bonds @ $100 = $350,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.0537%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 8/6/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Book-Running Manager:	Bank of America,
	DB,	Wells Fargo

(2)	Names of Issuers: Silgan Holdings 5%

(3)	Title of Securities: SLGN 5%

(4)	Cusip: 827048AN9

(5)	Date of First Offering: 3/9/2012

(6)	Amount of Total Offering: $500,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Clearwater	10.625	6/15/2016	Forestry/Paper	4.296
Smurfit	7.5	11/1/2025	Forestry/Paper	7.797
MacMilln Bloedel	7.7	2/15/2026	Forestry/Paper	7.224

(8)	Underwriting Spread or Commission

(9)	Years of Issuer’s Operations: > 3 years

(10) Trade Date: 3/9/2012

(11) Portfolio Assets on Trade Date: $612,000,000

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 1,025,000 @ $100 = $1,025,000.00

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

5,000,000 @ $100 = $5,000,000.00

(15)	% of Portfolio Assets Applied to Purchase

0.17%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 3/9/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America,
	Citigroup,	Credit Suisse,
	Deutsche Bank,	JP Morgan,
	Wells Fargo,	HSBC,
	RBS Securities,	SunTrust Robinson,
US Bancorp

	Co-Manager:	BB&T Capital,
	BNP Paribas,	Credit Agricole,
	Morgan Keegan,	PNC Capital

(2)	Names of Issuers: Fidelity National 5%

(3)	Title of Securities: FIS 5%

(4)	Cusip: 31620MAG1

(5)	Date of First Offering: 3/5/2012

(6)	Amount of Total Offering: $700,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
First Data	7.375	6/15/2019	Software/Services	7.198
Sungard Data	7.375	11/1/2018	Software/Services	5.532
JDA Software	8	12/15/2014	Software/Services	3.203

(8)	Underwriting Spread or Commission

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/5/2011

(11) Portfolio Assets on Trade Date: $612,585,286

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 350,000 bonds @ $100 = $350,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

2,000,000 bonds @ $100 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase

0.057%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 3/5/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Bank of America,
	Citigroup,	Credit Suisse,
	Deutsche Bank,	JP Morgan,
	Wells Fargo,	HSBC,
	RBS Securities,	SunTrust Robinson,
US Bancorp

	Co-Manager:	BB&T Capital,
	BNP Paribas,	Credit Agricole,
	Morgan Keegan,	PNC Capital

(2)	Names of Issuers: Fidelity National 5%

(3)	Title of Securities: FIS 5%

(4)	Cusip: 31620MAG1

(5)	Date of First Offering: 3/5/2012

(6)	Amount of Total Offering: $700,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
First Data	7.375	6/15/2019	Software/Services	7.198
Sungard Data	7.375	11/1/2018	Software/Services	5.532
JDA Software	8	12/15/2014	Software/Services	3.203

(8)	Underwriting Spread or Commission

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/5/2011

(11) Portfolio Assets on Trade Date: $612,585,286

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 350,000 bonds @ $100 = $350,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

2,000,000 bonds @ $100 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase

0.057%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 3/5/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	Citigroup,
	CSFB,	DB,
Goldman, HSBC

	Co-Manager:	BofA,
	KKR,	Stephens, Sterne,
Wells Fargo

(2)	Names of Issuers: First Data Corp 7.375%

(3)	Title of Securities: FDC 7.375%

(4)	Cusip: 319963BC7

(5)	Date of First Offering: 3/9/2012

(6)	Amount of Total Offering: $1,595,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Fidelity	5	3/15/2022	Software/Services	5.000
Sungard Data	7.375	11/1/2018	Software/Services	5.532
JDA Software	8	12/15/2014	Software/Services	3.203

(8)	Underwriting Spread or Commission

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/9/2011

(11) Portfolio Assets on Trade Date: $612,585,286

(12)	Price Paid per Unit: $99.50

(13)	Total Price Paid by Portfolio: 300,000 bonds @ $99.5 = $298,500.00

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

1,000,000 bonds @ $99.50 = $995,000.00

(15)	% of Portfolio Assets Applied to Purchase

0.05%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 3/12/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Lead Syndicate Manager:	JP Morgan,
	Merrill Lynch,	RBS

	Co-Managers:	Banco Bilbao,
	Capital One,	Citigroup,
	Lloyds Securities,	Mitsubishi,
	TD Securities,	UBS Securities,
	US bancorp,	Wells Fargo

(2)	Names of Issuers: Continental Resources 5%

(3)	Title of Securities: CLR 5%

(4)	Cusip: 212015AG6

(5)	Date of First Offering: 3/5/2012

(6)	Amount of Total Offering: $800,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
CGG Veritas	7.75	5/15/2017	Oil Field Equipment & Services	4.37
Key Energy Serv	6.75	3/1/2021	Oil Field Equipment & Services	5.911
Precision Drilling	6.5	12/15/2021	Oil Field Equipment & Services	5.424

(8)	Underwriting Spread or Commission

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 3/5/2012

(11) Portfolio Assets on Trade Date: $612,699,898

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 1,025,000 bonds @ $100 = $1,025,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

3,500,000 bonds @ $100 = $3,500,000.00

(15)	% of Portfolio Assets Applied to Purchase

0.167%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Yes

(18)	Years of Continuous Operation (unless municipal security, see below)
> 3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: 3/5/2012

Name of Investment Adviser Firm

By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO